UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(Rule 14a‑101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under §240.14a‑12

THE DAVEY TREE EXPERT COMPANY
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☑	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

THE DAVEY TREE EXPERT COMPANY

2024 Proxy Statement and
Notice of Annual Meeting of Shareholders

Annual Meeting
Tuesday, May 21, 2024
5:00 p.m., Eastern Daylight Time
Attend in-person at The Davey Tree Expert Company
Corporate Headquarters, Davey Institute Building
1500 North Mantua Street, Kent, Ohio 44240
Or attend online at www.virtualshareholdermeeting.com/DVTX2024

April 5, 2024

Dear Davey Tree Shareholder:
You are cordially invited to attend the Annual Meeting of Shareholders to be held in a “hybrid” in-person and virtual format on Tuesday, May 21, 2024 at 5:00 p.m. EDT. You will be able to participate in this year’s Annual Meeting in person at the Company’s corporate headquarters in the Davey Institute Building, 1500 North Mantua Street, Kent, Ohio 44240, or online by visiting www.virtualshareholdermeeting.com/DVTX2024. If you attend virtually, you will be able to vote your shares electronically and submit your questions online during the meeting. Please note that in-person attendance will require compliance with any then-applicable governmental requirements or recommendations, as well as facility requirements for our corporate headquarters.
We will report on our operations at the Annual Meeting of Shareholders, entertain any discussion, vote on the matters identified in this Proxy Statement, and consider other business matters properly brought before the meeting.
The Notice of Annual Meeting of Shareholders and the Proxy Statement describe the matters to be acted upon at the meeting. Regardless of the number of shares you own, your vote on these matters is important. Whether or not you plan to attend the meeting in-person or by virtual presence online, we urge you to cast your vote by following the instructions provided on the Notice of Internet Availability or the proxy card you received by mail to vote via Internet, by telephone or by mailing a completed and signed proxy card. Your vote before the Annual Meeting will ensure representation of your common shares at the Annual Meeting. Even if you have given your proxy, you will have an opportunity to revoke your proxy by attending and voting during the meeting either in-person or online.

/s/ Patrick M. Covey
Patrick M. Covey Chairman, President and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 21, 2024

The Proxy Statement, Notice letter, 2023 Annual Report and Annual Report on Form 10-K for the fiscal year ended December 31, 2023 are available at www.proxyvote.com.

Notice of 2024 Annual Meeting
of Shareholders

Tuesday, May 21, 2024, 5:00 p.m., EDT
Attend in-person at The Davey Tree Expert Company
Corporate Headquarters, Davey Institute Building
1500 North Mantua Street, Kent, Ohio 44240
Or attend online at www.virtualshareholdermeeting.com/DVTX2024
The Annual Meeting of Shareholders of The Davey Tree Expert Company will be held in a “hybrid” in person and virtual format at 5:00 p.m. EDT on Tuesday, May 21, 2024. You may attend in person at The Davey Tree Expert Company, Davey Institute Building, 1500 North Mantua Street, Kent, Ohio 44240 or online at www.virtualshareholdermeeting.com/DVTX2024. The purpose of the meeting is:
1.    To elect Catherine M. Kilbane and Joseph R. Paul as directors, to serve until the Company’s 2027 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified.
2.    To approve The Davey Tree Expert Company 2024 Omnibus Stock Plan.
3.    To ratify the appointment of the Company’s independent registered public accounting firm (Deloitte & Touche LLP) for the fiscal year ending December 31, 2024.
4.    To hear reports and to transact any business that may properly come before the meeting.
Shareholders of record at the close of business on March 15, 2024 are entitled to notice of and to vote at the meeting and any postponement or adjournment thereof.
For 2024, we will use the “notice and access” option for the delivery of proxy materials. The Notice of Internet Availability of Proxy Materials will be mailed to our shareholders on or about April 8, 2024. Our Proxy Statement, 2023 Annual Report and Annual Report on Form 10-K for the fiscal year ended December 31, 2023 will be made available to our shareholders on the same date as the Notice is mailed and may be accessed on www.proxyvote.com.
All shareholders are invited to attend the meeting, either in person or online. The annual meeting will begin promptly at 5:00 p.m. EDT. If you intend to participate in person, seating will be on a first-come, first-served basis, and we cannot guarantee seating for all shareholders. If you intend to participate in the meeting virtually, you will need the 16-digit control number included on your Notice of Internet Availability or on your proxy card. Online check-in will begin at 4:45 p.m. EDT. Please allow ample time for the online check-in process.
If you attend online, you will be able to vote your shares electronically and submit questions in writing during the meeting.

For the Board of Directors,

/s/ Joseph R. Paul
Joseph R. Paul Executive Vice President, Chief Financial Officer and Assistant Secretary

Our Vision	Our Mission

We create and deliver sustainable solutions.	We exceed client expectations.

Our Values

SAFETY - We protect and care for each other.
INTEGRITY - We are honest and truthful in all we do.
EXPERTISE - We use science and knowledge to master our craft.
LEADERSHIP - We take purposeful action toward our collective success.
STEWARDSHIP - We make the world around us better.
PERSEVERANCE - We create solutions to overcome challenges.

The Davey Tree Expert Company - 2024 Proxy Statement
- i -

PROXY SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all the information that you should consider, and we encourage you to read the entire Proxy Statement, 2023 Annual Report, and the 2023 Form 10-K before voting. In this Proxy Statement, the terms “Davey,” “Company,” “we,” and “our” refer to The Davey Tree Expert Company and its consolidated subsidiaries. The charts below are based on Davey’s fiscal year ended December 31, 2023, as well as information for the 2022 and 2021 fiscal years.
2023 Financial Highlights

The Davey Tree Expert Company - 2024 Proxy Statement
- ii -

Environmental, Social and Governance (“ESG”)
We understand our corporate responsibility is to maintain shareholder value through continued economic sustainability. In fulfilling this responsibility to our shareholders, most of whom are current or past employees or immediate family members or trusts of current or former employees, we are cognizant that economic sustainability is multifaceted, and we respect and recognize the connection between our services and our impacts on employees, clients, the natural environment and communities.
Our approach and focus on ESG initiatives are built upon our corporate values.

Integrity
Safety
Expertise
ESG Initiatives
Stewardship
Leadership
Perseverance

We pride ourselves on our commitment to deliver excellence in client experience, employee strength, safety and financial sustainability. As an industry leader in arboriculture, horticulture and environmental services, we remain responsible stewards of our planet’s natural resources. Some of our ESG initiatives are summarized below, and more information is available on the Company’s corporate responsibility website at https://responsibility.davey.com. This website, including any report on our website, is not incorporated by reference into, and is not a part of, this Proxy Statement. No assurance can be given that any plan, initiative, projection, goal, commitment, expectation, or prospect set forth in this Proxy Statement or the Company’s website can or will be achieved. Inclusion of information in this Proxy Statement or the Company’s website is not an indication that the subject or information is material to our business or operating results.
We will continue to monitor our activities as a responsible corporate citizen and review our business practices in light of our corporate responsibility. For instance, in 2007, we created our Corporate Responsibility team to oversee our environmental sustainability commitments. This team meets regularly and includes leaders from operations, corporate purchasing, facilities, human resources, environmental management, financial accounting, communications and information systems. These leaders are responsible for the management of our material sustainability topics. The Corporate Responsibility team reports to the Executive Vice President of the Davey Institute and Employee Development, who in turn reports to the President and CEO. The President and CEO is a member of the Board of Directors.

The Davey Tree Expert Company - 2024 Proxy Statement
- iii -

Environmental Matters
We recognize that reducing greenhouse gas emissions in our business is important to our shareholders, our customers, and the communities where we live and work as well as the global environment. Our business strategy continues to focus on solutions to reduce our impact on the environment.
The Company believes that the following items support our commitment to reducing our environmental impact:

Energy-Efficient Trucks and Equipment

We maintain a fleet of approximately 15,114 powered units consisting primarily of vehicles and field equipment. We continually look to maintain the highest quality equipment, and our equipment specifications are designed to maximize fuel efficiency. We also partner with our equipment manufacturers to innovate and acquire environmentally friendly equipment.

Fuel Technology

Fuel represents a significant component of operating costs and is one of the largest sources of carbon emissions within our supply chain. We continue to research alternative fuel for use in our fleet vehicles as well as the use of lithium-ion batteries in our powered tools.

Alternative Vehicles

We continually seek and evaluate opportunities where we can reduce carbon emissions within our fleet. During 2023, we continued migrating our sales fleet of over 282 vehicles from gas to hybrid. We also further evaluated the use of all-electric vehicles, by continuing to incorporate the Ford F-150 Lightning into our fleet.

We remain encouraged by alternative fuel and vehicle advancements, and we believe we have the potential to continue to reduce our Scope 1 emissions, which are direct greenhouse gas emissions that occur from sources we own or control. We anticipate further progress in the coming years as the commercial availability and infrastructure required to run alternative fuel vehicles grows.

Water Management

Access to a clean and plentiful water supply continues to be a growing challenge for many communities in which we operate. We are collaborating with our valued stakeholders to deliver solutions for their water management needs. We have also undertaken an effort to reduce our water consumption in our chemical management process by collaborating with our chemical suppliers to identify and develop chemicals that require less or no water.

Waste & Recycling

As a provider of scientifically based horticulture and environmental services, we generate a significant amount of wood waste, producing more than one million tons of wood waste each year. We strive to reuse or recycle all the wood waste possible; however, there are situations where wood waste is diseased or insect-infested wood, which must be disposed of according to specific laws and regulations. We are continually exploring alternatives to reduce wood waste including mulching and biochar production.

The Davey Tree Expert Company - 2024 Proxy Statement
- iv -

Social
We are continually mindful that as part of being a successful company, we must acknowledge and address important and relevant social issues. We support many initiatives that are important to our employees, customers, and the communities where we live and work. With approximately 10,700 employees across North America, we believe fostering a diverse and inclusive workplace, safety, training, career development and giving back to our communities are among our highest priorities.
Safety
Safety is at the forefront of everything we do. We foster a culture of safe business practices through our actions and commitment to high standards to ensure that all our employees return home safely each night. We reinforce our safety message each day to our employees and our safety program encourages a culture of communication, collaboration and consistency.

Safety and Skills Training

We provide both in-person and distance learning activities to 100% of our field employees each year through our safety department. We also partner with Kent State University and the Tree Care Industry Association to provide additional training and certification to all our employees.

Close Call Communicator

We have implemented our electronic close call communicator app which enables employees to report and debrief a close call incident, allowing us to build tools and tactics for prevention. This also provides a mechanism for us to analyze safety trends over time and proactively address potential safety risks to prevent injury or property damage.

Fire Prevention

We operate in regions across the United States and Canada where fire seasons and changing climate increase the risk of fire on or around job sites. In areas where fire risk exists, 100% of our field employees complete a fire prevention curriculum developed in collaboration with fire safety and forestry agencies aimed at understanding and mitigating the risk of starting/spreading fires.

Distracted Driving

We have thousands of pieces of equipment on the road daily, and ensuring the safety of our employees and those around us is of the utmost importance. In 2021, we rolled out new technology in a portion of our fleet vehicles called Truce, which reduces distracted driving by eliminating the ability for drivers to receive texts and application notifications while in a moving vehicle. Approximately 4,295 vehicles in Davey’s fleet currently have the Truce technology installed.
People
Our values are built on the foundation that our people are the key to our success and sustainability as a company. We support initiatives and programs that are important to our employees and the communities where they live and work and reflect the values and culture of the Company.

The Davey Tree Expert Company - 2024 Proxy Statement
- v -

Employee Attraction and Retention

We operate in an industry that generally faces challenges of seasonal employment and high average turnover. We have expanded our recruiting and employee development team to cultivate employee strength by recruiting, training and retaining a diverse and talented workforce with a focus on the first 90 days of employment. This focused approach helps integrate employees into our culture quickly and reduces turnover.

Employee Referral Bonus

We are always looking for additional employees, and our current employees are our best source of referrals. We offer employees a cash bonus for referring an individual who becomes an employee and remains employed at least 90 days.

Education and Development

For us to be a sustainable company, it is imperative we continue to invest in our employees’ personal and professional development, as we have for more than 140 years. We have an online Learning Management System (“LMS”) that our employees utilize to access our extensive online education and development programs consisting of over 650 courses on a variety of topics. We also offer in-person training opportunities and regional workshop sessions.

Employee Assistance Programs

We offer several employee assistance programs, including the following:
•Family scholarship program – assists employees with approved college education tuition and expenses for their children and legal wards;
•Emergency assistance program – provides grants to employees for food, shelter and other basic needs due to unexpected financial hardships; and
•Employee Scholarship Program – implemented in 2021 and provides educational assistance to current employees pursuing degrees or technical training in a field of study related to our industry and service offerings.

Community Engagement

•Green Leaders – recognition program for employees’ volunteer activities that are meaningful to them, as well as supporting initiatives that promote trees, sustainable landscapes and the environment. In 2023, our employees invested over 10,500 hours volunteering for organizations that were meaningful to them.
•Tree Planting Collaborations – Trees provide many benefits to people, our communities and our environment, so we partner with local sports teams, organizations such as the Arbor Day Foundation, and other non-profit organizations to sponsor tree planting events.

Governance
We believe good corporate governance helps ensure the Company is managed for long-term growth and success and begins with strong leaders. Our Board of Directors and executive management team uphold high levels of transparency, integrity and ethical business practices. Through their leadership, we take a comprehensive approach to governance and compliance, including ESG initiatives, as well as how we implement Company policies and adhere to laws and regulations.

The Davey Tree Expert Company - 2024 Proxy Statement
- vi -

Elements of 2023 Named Executive Officer (“NEO”) Compensation

Realized Pay - Amounts actually paid to or on behalf of NEOs

Title	Description
Base Salary	NEO base salaries

Annual Incentive Compensation Plan	Calculated based on 2023 results and paid in 2024

Supplemental Bonus Plan	Bonuses paid in 2023

Perquisites	Paid in 2023 on behalf of the NEOs

Realizable Pay - The value of benefits that may be payable over specific periods of time in the future, as calculated pursuant to the U.S. Securities and Exchange Commission’s rules

Title	Description
Stock Options	Awarded prior to 2021 and exercisable over time in future years

Stock Appreciation Rights	Awarded prior to 2019 and exercisable over time in future years

Long-Term Equity Incentives	Awarded in 2023 and payable after retirement or upon vesting

Retirement Plans	Allocated in 2023 and payable after retirement
Other Key Features of NEO Compensation
•No individual severance / employment agreements (other than Erika J. Schoenberger, our General Counsel, Vice President and Secretary)
•No tax related gross-ups
•Stock redemption time limits / insider trading policy
2023 Named Executive Officer Target Pay Mix
The chart below shows composite percentage values for each element of our NEOs’ 2023 compensation. For more information, please see the Summary Compensation Table on page 46 of this Proxy Statement.

Realized Compensation			Realizable (Contingent) Compensation
Salary	Bonuses / Incentives	Perquisites	Stock Awards	Retirement Plans
36.8%	41.6%	4.8%	15.8%	1.1%

The Davey Tree Expert Company - 2024 Proxy Statement
- vii -

PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 21, 2024

The Board of Directors of The Davey Tree Expert Company (the “Board” or “Board of Directors”) requests your proxy for use at the Annual Meeting of Shareholders and at any postponements or adjournments of that meeting. The 2024 Annual Meeting of Shareholders of the Company (the “Annual Meeting”) will be held in a “hybrid” in person and virtual format at 5:00 p.m. EDT on Tuesday, May 21, 2024. You may attend in person at the Company’s corporate headquarters in the Davey Institute Building, 1500 North Mantua Street, Kent, Ohio or attend virtually via live webcast, using the link below. This Proxy Statement is to inform you about the matters to be acted upon at the meeting.
You will be able to participate in this year’s Annual Meeting in person or online. The annual meeting will begin promptly at 5:00 p.m. EDT. If you intend to participate in person, seating will be on a first-come, first-served basis, and we cannot guarantee seating for all shareholders. If you attend online, you will be able to vote your shares electronically and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/DVTX2024 using the 16-digit control number found on your Notice of Internet Availability or proxy card. Online check-in will begin at 4:45 p.m. EDT, and you should allow ample time for check-in procedures. If you encounter any difficulties while accessing the virtual meeting during the check-in or meeting time, technical assistance phone numbers will be made available on the virtual meeting website page 15 minutes prior to the start of the meeting.
Whether you plan to attend the Annual Meeting in person or by virtual presence online, we encourage you to read this Proxy Statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares via the Internet, including by scanning the QR code provided on the Notice of Internet Availability or proxy card with your mobile device, by telephone or by mail, please refer to the instructions on the Notice of Internet Availability of Proxy Materials or proxy card you received in the mail. If you received paper copies of the proxy materials and submit your vote via mail, kindly mark, sign, and date the enclosed proxy card and return it promptly in the enclosed envelope (which is postage prepaid, if mailed in the United States). Even if you have submitted your proxy, you may still revoke your proxy by properly submitting a proxy via Internet, by telephone or by mail bearing a later date, by giving us notice in writing at any time before the Annual Meeting at The Davey Tree Expert Company, Corporate Secretary, 1500 North Mantua Street, Kent, Ohio 44240, or by attending and voting during the meeting, either in person or online. Attending the Annual Meeting alone will not revoke a previously submitted proxy. Shares represented by a properly signed proxy card will be voted in accordance with the choices marked on the card. If you return a properly signed proxy card, but do not indicate how to vote your shares, the persons identified on your proxy card as proxies will vote in accordance with the Board of Directors’ recommendation, as set forth below:

Proposal	Board Recommendation	See page number below for a detailed explanation of the proposal
Proposal 1 - Election of nominees for director	“FOR” THE NOMINEES	3
Proposal 2 - Approval of The Davey Tree Expert Company 2024 Omnibus Stock Plan.	“FOR” THE PLAN	14
Proposal 3 - Ratification of the appointment of the independent registered public accounting firm for the fiscal year ending December 31, 2024	“FOR” RATIFICATION	60
For 2024, we will use the “notice and access” option for the delivery of proxy materials. The Notice of Internet Availability of Proxy Materials will be mailed to our shareholders on or about April 8, 2024. Our Proxy Statement, 2023 Annual Report and Annual Report on

The Davey Tree Expert Company - 2024 Proxy Statement

Form 10-K for the fiscal year ended December 31, 2023 will be made available to our shareholders on the same date as the Notice is mailed and may be accessed on our Internet website at www.davey.com/about/corporate-information/ and then under “SEC Filings” or on www.proxyvote.com. On or about that date, we will begin mailing paper copies of our proxy materials to shareholders who request them. The information on our Internet website is not incorporated by reference into, and is not a part of, this Proxy Statement, and our Internet address is included in this Proxy Statement as an inactive textual reference only. Our corporate headquarters are located at 1500 North Mantua Street, Kent, Ohio 44240. Our telephone number is 330.673.9511.
Questions and Answers about the Annual Meeting and Voting
What is a proxy?
It is your legal designation of another person to vote your shares of stock in accordance with the choices marked on your proxy card. That other person is called a proxy. We have designated the people identified on your proxy card as proxies for the Annual Meeting.
What is a proxy statement?
It is a document that the U.S. Securities and Exchange Commission’s (“SEC”) regulations require us to make available to you when we ask you to submit a vote by proxy. The proxy statement contains information about the matters to be voted upon at the meeting, information about our directors and executive officers, and other important information, including how to change your vote after you have already properly submitted a proxy to vote your shares.
What is the difference between holding shares as a shareholder of record and as a beneficial owner?
If your shares are registered in your name, i.e., you have stock certificates with your name on them, you are a shareholder of record. If your shares are held in the 401KSOP and ESOP Plan in your name, you are a beneficial owner.
What shares are included on the proxy card?
For 2024, both the shares registered in your name as of the record date and the shares held beneficially in your name in the 401KSOP and ESOP Plan as of the record date are included on the same proxy card.
With respect to shares held in the 401KSOP and ESOP Plan, all shares for which the trustee has not received timely instructions will be voted by the trustee in the same proportion as the shares for which the trustee received timely instructions, unless inconsistent with applicable law.
What constitutes a quorum for the Annual Meeting?
A majority of the voting power of the Company present at the Annual Meeting either in person, online or by proxy constitutes a quorum for the Annual Meeting. Abstentions, but not unvoted shares, are counted towards quorum and tabulated in determining the votes present at the Annual Meeting.
Who can vote at the Annual Meeting?
Shareholders of record at the close of business on March 15, 2024 are entitled to vote at the Annual Meeting. On that date, a total of 41,398,885 of our common shares were outstanding and entitled to vote. Each share of Davey’s common stock, whether held as a shareholder of record or as a beneficial owner, has one vote on each matter.

The Davey Tree Expert Company - 2024 Proxy Statement

What is the vote required for each proposal?

Proposal	Vote Required

Proposal 1 - Election of nominees for director(1)
Plurality vote: the nominees receiving the greatest number of “for” votes cast at the Annual Meeting by proxy or by voting in person or online during the Annual Meeting will be elected. Withhold votes and unvoted shares will have no effect on the election of the nominees.

Proposal 2 - Approval of The Davey Tree Expert Company 2024 Omnibus Stock Plan	Affirmative vote of the holders of a majority of the common shares outstanding and entitled to vote at the annual meeting.

Proposal 3 - Ratification of the appointment of the independent registered public accounting firm for the fiscal year ending December 31, 2024
The number of votes cast “for” the ratification of the appointment of the independent registered public accounting firm for the fiscal year ending December 31, 2024 by proxy or by voting in person or online during the Annual Meeting must exceed the number of votes cast “against” ratification. Abstentions and unvoted shares will have no effect on the ratification.

(1)    Each shareholder has the right to vote cumulatively if any shareholder gives notice in writing to our President, any Vice President or our Secretary at least 48 hours before the time set for the Annual Meeting and an announcement of the notice is made at the beginning of the meeting by the Chairman or the Secretary, or by or on behalf of the shareholder giving notice. If cumulative voting is in effect, shareholders will be entitled to cast a number of votes equal to the number of shares being voted multiplied by the number of directors to be elected. A shareholder may cast all these votes for one nominee or distribute them among several nominees, as that shareholder sees fit. If cumulative voting is in effect, shares represented by each properly signed proxy card will also be voted on a cumulative basis, with the votes distributed among the nominees in accordance with the judgment of the persons named in the proxy card.
PROPOSAL 1 - ELECTION OF DIRECTORS
Our Regulations provide for the annual election by the shareholders of those directors in the class whose terms in office expire at the Annual Meeting of Shareholders that year. Our Regulations also provide that the Board of Directors will be divided into three classes consisting of not less than three directors (including vacancies), each of whose terms in office will expire in consecutive years. Further, the number of directors may be fixed or changed by the shareholders at any meeting of shareholders called to elect directors at which a quorum is present.
Our Board of Directors is currently composed of eight directors and one vacancy, with three directors in the class whose terms expire in 2024, two directors and one vacancy in the class whose terms expire in 2025, and three directors in the class whose terms expire in 2026. Each of our directors serves for a term of three years and until a successor is elected or appointed. Following the Annual Meeting, we expect our Board of Directors will consist of seven directors and two vacancies, with one vacancy each in the classes whose terms expire in 2025 and 2027.
The Nominating and Corporate Governance Committee, which currently consists of Charles D. Stapleton, Committee chair, Patrick M. Covey, Chairman, President and Chief Executive Officer, Alejandra Evans, Thomas A. Haught and Karl J. Warnke, maintains the ongoing practice of identifying, evaluating and recommending future director prospects who will bring interpersonal skills, integrity and the specific business experience needed to effectively serve as a director for the Company and its shareholders.

The Davey Tree Expert Company - 2024 Proxy Statement

Pursuant to the director retirement policy, as described below under “Director Retirement Policy,” Mr. Warnke was not nominated for re-election at this Annual Meeting due to term limits. Mr. Brown also provided notice of his intention to retire from the Board effective at the conclusion of the Annual Meeting. The Board appreciates their long and dedicated service as directors.
The Nominating and Corporate Governance Committee has recommended to the full Board of Directors, and the Board of Directors has approved the nomination of, Joseph R. Paul for election to the Board at the Annual Meeting to fill one of the vacancies created.
The Nominating and Corporate Governance Committee facilitates its director search process to identify multiple candidates with excellent qualifications to serve on the Board. Candidates are generally known business leaders in Northeast Ohio or other large, geographic markets where Davey operates. The Nominating and Corporate Governance Committee members, Davey business associates and other respected professionals in the business community are involved in the initial identification phase. Final candidates are interviewed multiple times by both the Board Chairman and the Nominating and Corporate Governance Committee chairperson. Personal interviews with Committee members and select executive management, including the Chief Executive Officer, are also conducted.
Mr. Paul will fill one of the vacancies and will be in the class of directors that currently includes Mr. Brown and Ms. Kilbane, with terms expiring in 2024, and will stand for election at the Annual Meeting for a three-year term expiring in 2027. We expect one vacancy will exist after the Annual Meeting in each of the classes whose terms expire in 2025 and 2027.
Proxies cannot be voted for a greater number of persons than the number of nominees named. The Company believes the current directors and the director nominees represent a diverse group of leaders in their respective fields who have the skills and dedication necessary to guide the Company’s overall strategic objectives and policies. Although we will not recommend a candidate simply because a vacancy exists, the Nominating and Corporate Governance Committee will continue to search for qualified candidates to fill the vacancies that exists in the classes of directors whose terms expire in 2025 and 2027.
Directors are responsible for overseeing our business strategy and objectives consistent with their fiduciary duties to shareholders. The Board believes that each director and nominee for director has unique and valuable individual skills and experience that, when taken as a whole, promote the overall management of the Company for the benefit of our shareholders. Moreover, the individual qualifications, accomplishments and characteristics of each of our directors and nominees for director provide us with the variety and depth of knowledge, diversity, judgment and vision necessary to provide effective oversight in guiding our affairs and direction.
We believe that each director has the requisite experience in a variety of fields, including services delivery, industry, transportation, governmental, regulatory, nonprofit, education, and environmental protection, each of which, we believe, provides a diverse range of perspectives, and valuable knowledge and insight concerning various elements of our business.
All directors play an active role in overseeing our business, both at the Board and Committee level. The directors and nominees for director have demonstrated leadership skills in managing business risk and in various aspects of business, government, education and philanthropy, which contributes significantly to fulfilling their responsibility to us and to our shareholders.
The nominees for election at this Annual Meeting, and present directors whose terms will continue after the meeting, appear below. If a nominee listed on pages 5 and 6 becomes unable or declines to serve as a director, each properly submitted proxy will be voted for another person recommended by the Board of Directors. However, the Board of Directors has no reason to believe that this will occur.
The Board of Directors recommends you vote for the nominees listed.

The Davey Tree Expert Company - 2024 Proxy Statement

Directors for Election for a Three-Year Term Expiring
at the 2027 Annual Meeting of Shareholders

CATHERINE M. KILBANE	Director Since 2018

Age: 61 Current Committees w Audit w Compensation (Chair)
Business Experience
Ms. Kilbane retired in 2017 as Senior Vice President, General Counsel and Secretary of The Sherwin-Williams Company, a Fortune 500 global leader in paints and coatings. Prior to joining Sherwin-Williams in 2013, Ms. Kilbane was Senior Vice President and General Counsel from 2003 to 2012 at American Greetings Corporation, one of the world’s largest manufacturers of social expression products. From 1987 to 2003, she was an attorney in the general business group at Baker & Hostetler LLP in Cleveland, Ohio. Ms. Kilbane is currently Lead Director of The Andersons, Inc., a diversified agribusiness company in the commodity trading, ethanol, and plant nutrient sectors, where she also serves as chair of the Governance/Nominating Committee and on the Audit Committee. She is also a director and a member of the Audit and Compensation (Chair) Committees of Interface, Inc., a global flooring company specializing in carbon neutral carpet tile and resilient flooring. She is a member of the board of directors and on the Governance Committee of the Cleveland Clinic Foundation, where she chairs the Conflict of Interest and Managing Innovations Committee, and she is a past member of the board of trustees for University Hospitals Health System and United Way of Greater Cleveland.

Key Qualifications, Attributes and Skills
Ms. Kilbane has over thirty-six years of experience in corporate law, extensive experience in mergers and acquisitions, including large, multinational transactions, and a solid understanding of ensuring shareholder value through her seventeen years of experience with two publicly traded companies and board member experience with for-profit and nonprofit organizations.

The Davey Tree Expert Company - 2024 Proxy Statement

Director Nominee for Election for a Three-Year Term Expiring
at the 2027 Annual Meeting of Shareholders (continued)

JOSEPH R. PAUL	Nominee for Director

Age: 62 Committees, if elected w Nominating and Corporate Governance
Business Experience
Mr. Paul has served as Executive Vice President, Chief Financial Officer and Assistant Secretary since May 19, 2021. Mr. Paul previously served as Executive Vice President, Chief Financial Officer and Secretary effective March 4, 2016, and as Chief Financial Officer and Secretary, having been appointed in March 2013. Prior to that time, he served as Vice President and Treasurer, having been appointed in May 2011. Mr. Paul joined Davey Tree as Treasurer in December 2005. Mr. Paul has an MBA in finance from the University of Akron and is a CPA with several years of financial and auditing experience with a big four accounting firm. Mr. Paul is a member of the boards for the Greater Akron Chamber; ECA Legacy Fund, a Christian endowment fund headquartered in Ohio; and Ken-Tool, a tire industry and automotive aftermarket product manufacturer and distributor headquartered in Ohio.

Key Qualifications, Attributes and Skills
Mr. Paul has nearly forty years of experience in progressive financial responsibilities at other companies and with the Company. Mr. Paul has and continues to be involved in many areas of the Company’s administration. Mr. Paul’s experience includes strategic development and execution, bank financing, credit management, executive compensation, human resource management, IT management, stock management, tax strategy and compliance, risk management, and profit measurement reporting and improvement. Mr. Paul also has extensive experience in all aspects of mergers and acquisitions. He has board member experience with nonprofit, for-profit, and professional organizations.

The Davey Tree Expert Company - 2024 Proxy Statement

Directors Whose Terms Expire in 2025

ALEJANDRA EVANS	Director Since 2019

Age: 56 Current Committees w Audit w Nominating and Corporate Governance
Business Experience
Ms. Evans retired in March 2020 as the Senior Vice President, Risk Management at USI Insurance Services (“USI”), a leader in insurance brokerage and consulting focused on property and casualty, employee benefits, personal risk, retirement, and other specialty services. Ms. Evans joined USI (previously Wells Fargo Insurance) in 2014. Prior to joining USI, Ms. Evans was a Managing Director in Aon’s Global Construction Practice from 2008 to 2014. From 2003 to 2008, Ms. Evans was a sales leader for Wachovia Insurance Services. Prior to 2003, she held various positions with property and casualty insurance brokerage firms.

Key Qualifications, Attributes and Skills
Ms. Evans has extensive experience in leadership, sales, marketing and risk management strategy. Ms. Evans’ experience also includes speaking engagements for insurance and business associates on topics such as Contractual Risk Transfer, Risk Management 101, Builder’s Risk, Public-Private Partnerships, Risk Assessment and Leadership. Ms. Evans received a B.A. in Business Management from Loyola University of Chicago.

The Davey Tree Expert Company - 2024 Proxy Statement

Directors Whose Terms Expire in 2025 (continued)

Matthew C. Harris	Director since 2022

Age: 53 Current Committees w Audit Committee
Business Experience
Mr. Harris previously served as the Chief Executive Officer of the Arbor Day Foundation, a nonprofit conservation and education organization, from 2014 to January 2022, as President from 2007 to 2014, and as Senior Vice President from 2003 to 2007. Prior to joining the Arbor Day Foundation, Mr. Harris was the Director of Real Estate Development of NEBCO, Inc, a diversified construction holding company, from 2002 to 2003 and Vice President of MDS, Inc. (formerly Harris Laboratories, Inc.), a clinical research company from, 1994 to 2002. Mr. Harris is currently Principal at HV Holdings, LLC, sits on the boards of The Morton Arboretum and the Nature Conservancy Nebraska and is a past board member of Nebraska Wesleyan University and the Madonna Rehabilitation Hospital.

Key Qualifications, Attributes and Skills
Mr. Harris has over twenty-five years of experience in organizational development, strategy and transformations, acquisitions, building culture and engagement, and finding and developing strong talent. Mr. Harris has a B.S. in business administration from Nebraska Wesleyan University.

The Davey Tree Expert Company - 2024 Proxy Statement

Directors Whose Terms Expire in 2026

PATRICK M. COVEY “Chairman”	Director Since 2014

Age: 60 Current Committees w Nominating and Corporate Governance
Business Experience
Mr. Covey has been with the Company since 1991. He was appointed Chairman effective March 2020 and was appointed Chief Executive Officer effective July 2017, having served as President and Chief Operating Officer since March 2016. He previously served as President and Chief Operating Officer, U.S. Operations, from April 2014 to March 2016; Chief Operating Officer, U.S. Operations, from February 2012 to April 2014; and Executive Vice President, Operations from January 2007 to February 2012. Prior to that, Mr. Covey served as Vice President and General Manager of the Davey Resource Group; Operations Vice President, Southern Operations, Utility Services; and in various managerial positions within the Company, including Manager of Systems and Process Management and Administrative Manager, Utility Services. Mr. Covey is a CPA with financial and auditing experience with a large national accounting firm and the Company. He is a board member of Environmental Design, Inc., a large tree moving company headquartered in Texas, and Bandit Industries, Inc., an equipment manufacturer headquartered in Michigan, a board member of Akron Children’s Hospital, and Chair of the Board of Trustees for the Arbor Day Foundation.

Key Qualifications, Attributes and Skills
Mr. Covey has over thirty years of experience with the Company with involvement in all areas of operations and administrative groups. He has board member experience with nonprofit, for-profit and professional organizations, and he has extensive experience in all aspects of mergers, acquisitions, and strategic partnerships.

The Davey Tree Expert Company - 2024 Proxy Statement

Directors Whose Terms Expire in 2026 (continued)

THOMAS A. HAUGHT	Director since 2021

Age: 59 Current Committees w Compensation w Nominating and Corporate Governance
Business Experience
Mr. Haught has served as the President, Chief Executive Officer and Founder of Sequoia Financial Group, one of the top 50 registered investment firms in the country, since 1991. Prior to the founding of Sequoia Financial Group, Mr. Haught was the General Manager and Chief Operating Officer of Lexi-Comp, an innovation-driven healthcare information technology (HIT) provider, from 1988 to 1991. Mr. Haught currently serves on the board of directors of Buckeye Corrugated, Inc. (“BCI”), an employee-owned company that provides corrugated packaging products, Marcus Thomas, an advertising and communication firm, and the Fidelity National Advisory Board, and previously served on the boards of Lexi-Comp, Cohen & Cohen, and the Akron-Canton Regional Foodbank. In his role with BCI, he has gained a well-rounded understanding of employee stock ownership plans and broad-based employee ownership. He chairs the Strategic Alternatives Committee, which is responsible for proactively considering the capital structure of BCI to support broad based employee ownership. Mr. Haught has previously served on the Valmark Securities, Inc. National Advisory Board and the Schwab National Advisory Board. He gives back to his community by serving on charitable boards and committees, including Breakthrough Schools and the Akron-Canton Regional Foodbank.

Key Qualifications, Attributes and Skills
Mr. Haught has over twenty-seven years of experience in assisting clients with business strategy, capitalization and succession planning, investment strategy, estate planning and family office needs. Mr. Haught has a B.S. in business administration from Kent State University and is a Certified Financial Planner (CFP) and Chartered Financial Consultant (ChFC).

The Davey Tree Expert Company - 2024 Proxy Statement

Directors Whose Terms Expire in 2026 (continued)

CHARLES D. STAPLETON	Director Since 2019

Age: 67 Current Committees w Audit w Nominating and Corporate Governance (Chair)
Business Experience
Mr. Stapleton retired in 2018 as Chief Operating Officer and Executive Vice President of Motorists Insurance Group, now Encova Mutual Insurance Group, a regional provider of auto, home, business and life insurance solutions for individuals and businesses, having served in that role since 2017. During his career at Motorists Insurance Group, Mr. Stapleton held a variety of positions, including Chief Operating Officer from 2014 to 2016 and Senior Vice President from 2004 to 2014. Mr. Stapleton is a graduate of Bluffton University. He is a board member of BrickStreet Mutual Insurance Company. Mr. Stapleton previously served as a board member of Bluffton University and was President of the Central Ohio Cystic Fibrosis Foundation. He is a Chartered Property Casualty Underwriter (CPCU) and an Associate in Risk Management (ARM). He received the 2015 Professional Achievement Award from Bluffton University and the 2008 Presidential Citation from the Professional Insurance Agents Association.

Key Qualifications, Attributes and Skills
Mr. Stapleton has extensive experience in various segments of insurance operations, including business and product development, claims and underwriting, corporate sales and marketing and risk management. Mr. Stapleton has over twenty-eight years of executive-level experience, including strategic planning, leadership development, mergers and acquisitions and process management.

The Davey Tree Expert Company - 2024 Proxy Statement

Term Ends at Annual Meeting

DONALD C. BROWN	Director Since 2016

Age: 68 Current Committees w Audit (Chair) w Compensation
Business Experience
Mr. Brown retired in 2017 as Executive Vice President of FedEx Freight, a North American freight shipping company, having served as Executive Vice President, Finance and Administration, and Chief Financial Officer from 2008 to November 2016. Before joining FedEx Freight as Senior Vice President and Chief Financial Officer in 2001, he held financial management positions at FedEx Corporation, FedEx Corporate Services and FedEx Logistics. His prior affiliations include Caliber System, Inc., Roadway Services, Inc. and Ernst & Young. Mr. Brown is a member of the board of Roadrunner Transportation Systems, Inc. where he serves as the Presiding Director of the Independent Directors Committee. He is a member of the Board of Advisors for Miller Transfer & Rigging and is a past member of the Board of Directors of the Memphis Development Foundation. Mr. Brown is a graduate of Kent State University, where he serves as Chairman of the Ambassador Crawford College of Business and Entrepreneurship National Advisory Board, previously served on the National Athletic Development Council, and was recognized in 2014 as a Distinguished Athletic Alumnus.

Key Qualifications, Attributes and Skills
Mr. Brown has over twenty-five years of executive experience with transportation companies involved in freight and parcel delivery services and extensive experience with internal and external financial reporting, including filings with the SEC and interactions with audit committees, as well as executive level responsibility for risk management and human resources. He also has thirteen years of experience as a CPA with a large international accounting firm concentrating on financial audit services and acquisitions.

Director Retirement Mr. Brown provided notice of his intention to retire from the Board effective at the conclusion of the Annual Meeting.

The Davey Tree Expert Company - 2024 Proxy Statement

Term Ends at Annual Meeting (continued)

KARL J. WARNKE	Director Since 2000

Age: 72 Current Committees w Nominating and Corporate Governance
Business Experience
Mr. Warnke retired in July 2017 as Chief Executive Officer of the Company, a position he held since January 2007, and served as Chairman of the Board from May 2009 to March 2020. He had been an officer of the Company since 1988. He was President and Chief Operating Officer from 1999 through December 31, 2006, and prior to that, he was Vice President and General Manager of Utility Services from 1988 and was named Executive Vice President of the Company from 1993 to 1999. Mr. Warnke has served as a member of The Conference Board’s Executive Council for Mid-Cap Companies, a member of the executive committee of the Greater Akron Chamber Board of Directors, and a vice chair of the Board of Trustees for the Ohio Chapter of The Nature Conservancy. He previously served as a director of the Wikoff Color Corporation, which provides specialty inks throughout the U.S. and select foreign countries.

Key Qualifications, Attributes and Skills
Mr. Warnke has over forty-eight years of experience in the horticulture, arboriculture, landscape and environmental science industry, and has been a board member for nonprofit, for profit and professional organizations for over twenty-four years. He has extensive experience in business management, strategic plan development, sales, production and management of multiple services and subsidiary companies in the United States and Canada, has over thirty years of experience as a corporate officer with executive-level leadership of Davey and its subsidiaries, and served as a director for a multinational employee-owned ink manufacturing company.

Director Retirement Policy
Pursuant to the Company’s Director Retirement Policy, Mr. Warnke was not nominated for re-election at the Annual Meeting due to term limits and, accordingly, his term of service will end at the conclusion of the Annual Meeting.

The Davey Tree Expert Company - 2024 Proxy Statement

PROPOSAL 2 - APPROVAL OF THE DAVEY TREE EXPERT COMPANY 2024 OMNIBUS STOCK PLAN
Shareholders approved The Davey Tree Expert Company 2014 Omnibus Stock Plan (the “2014 Plan”) at the 2014 Annual Meeting of Shareholders. The 2014 Plan expires this year. Subject to shareholder approval at the Annual Meeting, the Board of Directors has approved a 2024 Plan, The Davey Tree Expert Company 2024 Omnibus Stock Plan (the “2024 Plan”), to replace the 2014 Plan.
The 2024 Plan is similar to the 2014 Plan and continues the maintenance of the employee stock purchase program that is intended to qualify as an “employee stock purchase plan” as defined in Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”), as well as provisions for the grant of restricted stock units to employees and directors, as well as other stock-based incentives. The Company also may, from time to time, consider future subscription offerings.
As of March 15, 2024, the Company had 41,398,885 common shares issued and outstanding, and 811,803 common shares were subject to outstanding awards under the Company’s equity compensation programs.
The following is a summary of the material features of the 2024 Plan. The following summary of the 2024 Plan is qualified in its entirety by reference to the full text of the plan document, a copy of which is attached as Appendix A to this Proxy Statement.
Purpose and Administration
The objective of the 2024 Plan is to encourage continued employee ownership and to foster and promote the long-term growth and performance of the Company by enhancing the Company’s ability to attract and retain qualified employees and directors and by motivating employees and directors through stock ownership and performance-based incentives. The 2024 Plan will be administered by the Compensation Committee of the Board of Directors (the “Committee”) and will remain in effect for ten years. All directors of the Company and employees of the Company and its subsidiaries are eligible to participate in the 2024 Plan. The Company currently has approximately 10,700 employees and 7 non-employee directors.
Authority of Committee
The Committee has authority to: grant awards; select the participants who will receive awards; determine the terms, conditions, and restrictions applicable to the awards; determine how the exercise price is to be paid; modify or replace outstanding awards within the limits of the 2024 Plan; accelerate the date on which awards become exercisable; waive the restrictions and conditions applicable to awards; and establish rules governing the 2024 Plan.
The 2024 Plan does not generally establish limits on the exercise price of awards, earn-out or vesting periods, or termination provisions in the event of termination of employment. Instead, the Committee is given the broad authority to establish these terms in order best to achieve the purpose of the 2024 Plan.
The Committee will be constituted in a manner that is consistent with the standards for “Non-Employee Director” set forth in Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Rule 16b-3 relates to the trading of stock by insiders.

The Davey Tree Expert Company - 2024 Proxy Statement

Number of Common Shares
The 2024 Plan provides for the grant of 5.0% of the number of common shares outstanding as of the first day of each fiscal year plus the number of common shares that were available for grant of awards, but not granted, in prior years. In no event, however, may the number of common shares available for the grant of awards in any fiscal year exceed 10.0% of the common shares outstanding as of the first day of that fiscal year. However, the maximum number of common shares that may be issued under the employee stock purchase program (referred to in the 2024 Plan as “Section 423 Rights”) during the full term of the 2024 Plan will not exceed 25,000,000 common shares, and the maximum number of common shares that may be issued under incentive stock options granted under the 2024 Plan during the full term of the 2024 Plan is 2,000,000.
Common shares subject to an award that is forfeited, terminated, or canceled without having been exercised (other than shares subject to a stock option that is canceled upon the exercise of a related stock appreciation right) are generally added back to the number of shares available for grant under the 2024 Plan.
In the event of a recapitalization, stock dividend, stock split, distribution to shareholders (other than normal cash dividends), or similar transaction, the Committee will adjust the number and class of shares that may be issued under the 2024 Plan or to any participant and the number and class of shares, and the exercise price, applicable to outstanding awards.
Types of Awards
In addition to the maintenance of an employee stock purchase program, the 2024 Plan provides for the grant of restricted stock units, performance restricted stock units, restricted stock, stock options (incentive stock options or “nonqualified” stock options), stock appreciation rights, stock purchase rights, and other stock or performance-based incentives. These awards are payable in cash or common shares, or any combination thereof, as established by the Committee.
The employee stock purchase program maintained under the 2024 Plan permits the Company to grant Section 423 Rights to employees of the Company and any subsidiaries that are designated by the Committee. Eligible employees who enroll in the employee stock purchase program will elect to have payroll deductions accumulated during the offering period for the purchase of common shares pursuant to Section 423 Rights. Unless otherwise determined by the Committee, each offering of Section 423 Rights will expire on December 31 in the year in which it began. No offering of Section 423 Rights may have a duration of more than 27 months. The funds credited to a participant’s payroll deduction account will be applied toward the purchase of common shares on June 30 and December 31 in each year during the term of the employee’s participation in the employee stock purchase program, or on such other date or dates as the Committee may determine. The purchase price for common shares acquired pursuant to Section 423 Rights will be 85% of the fair market value of the common shares at the beginning of the applicable offering period.
The 2024 Plan provides that awards may, in the discretion of the Committee, be subject to conditions established by the Committee, including future service with the Company or the achievement of specific performance objectives. These performance objectives may be based on any business criteria selected by the Committee, either alone or in any combination, and on either a consolidated or business unit level. For example, performance objectives may be based on or more of the following business criteria: return on average invested capital, return on net assets, return on equity, return on invested capital, total shareholder return, equity valuation, economic value added, completion of acquisitions, product and market development, technology development, inventory management, working capital management, customer satisfaction, sales, revenue, operating income, cash flow, net income, earnings per share, and other GAAP and non-GAAP measures of financial performance, including earnings before interest and taxes, earnings before interest, taxes, depreciation, and

The Davey Tree Expert Company - 2024 Proxy Statement

amortization, and similar measures. Performance objectives may be clarified by reasonable definitions adopted from time to time by the Committee, which may include or exclude any or all of the following items as the Committee may specify: extraordinary, unusual or nonrecurring items, effects of accounting changes, effects of currency fluctuations, effects of financing activities, expenses for restructuring or productivity initiatives, nonoperating items, acquisition expenses, and effects of acquisitions, divestitures, or reorganizations.
Grant of Awards
Awards may be granted singularly or in combination or tandem with other awards. Awards may also be granted in replacement of other awards granted by the Company. If a participant pays all or part of the exercise price or taxes associated with an award by the transfer of common shares or the surrender of all or part of an award (including the award being exercised), the Committee may, in its discretion, grant a new award to replace the common shares or award that were transferred or surrendered. The Company may also assume awards granted by an organization acquired by the Company or may grant awards in replacement of any such awards.
Payment of Exercise Price
The exercise price of a stock option (other than an incentive stock option), stock purchase right, and any other stock award for which the Committee has established an exercise price may be paid in cash, by the transfer of common shares, by the surrender of all or part of an award (including the award being exercised), or by a combination of these methods, as and to the extent permitted by the Committee. The exercise price of an incentive stock option may be paid in cash, by the transfer of common shares, or by a combination of these methods, as and to the extent permitted by the Committee at the time of grant, but may not be paid by the surrender of an award.
Company Purchase Rights
The Company and the trust for the Company’s Employee Stock Ownership Plan, as amended from time to time (the “ESOT”) have reserved the right to repurchase any or all of the common shares that are issued under the 2024 Plan, to the fullest extent provided under the Articles of Incorporation of the Company as in effect from time to time. In order to receive an award under the 2024 Plan, each participant must agree to the rights of the Company and the ESOT to repurchase any or all of the common shares issued under the 2024 Plan.
Taxes Associated with Awards
Prior to the payment of an award, the Company may withhold, or require a participant to remit to the Company, an amount sufficient to pay any federal, state and local taxes associated with the award. The Committee may permit participants to pay the taxes associated with an award (other than an incentive stock option) in cash, by the transfer of common shares, by the surrender of all or part of an award (including the award being exercised), or by a combination of these methods.
Termination of Awards
The Committee may cancel any awards if the participant, without the Company’s prior written consent: (i) renders services for an organization, or engages in a business, that is, in the judgment of the Committee, in competition with the Company; (ii) discloses to anyone outside of the Company, or uses for any purpose other than the Company’s business, any confidential information or material relating to the Company; (iii) commits a felony or other act involving dishonesty or moral turpitude with respect to the Company; or (iv) engages in any of the activities that may be designated by the Committee.

The Davey Tree Expert Company - 2024 Proxy Statement

Change in Control
In the event of a change in control of the Company, unless the Board of Directors determines otherwise, (i) all outstanding stock options, stock appreciation rights, and stock purchase rights become fully exercisable, and (ii) all restrictions and conditions applicable to restricted stock units, performance restricted stock units, restricted stock and other stock awards will be deemed to have been satisfied. For purposes of the 2024 Plan, a “change in control” generally means that any of the following events has occurred: (1) any person (other than the Company) becomes the beneficial owner of 20% of the common shares of the Company then outstanding; (2) at any time during a period of 24 consecutive months, continuing directors represent less than a majority of the member of the Board of Directors; or (3) a record date is established for determining shareholders entitled to vote upon (a) a merger or consolidation of the Company (if the persons who hold common shares of the Company immediately prior to the merger or consolidation will, immediately after the merger or consolidation, hold less than 80% of the outstanding voting securities of the surviving or resulting entity or its parent), (b) a sale or other disposition of all or substantially all of the assets of the Company, or (c) the dissolution of the Company.
Non-Assignability of Awards
Unless the Committee otherwise determines, no award granted under the 2024 Plan may be transferred or assigned. However, the Committee may allow a participant to designate a beneficiary with respect to the participant’s awards under the 2024 Plan in the event of the participant’s death. The 2024 Plan also provides that, unless the Committee otherwise determines, an award may be exercised during the holder’s lifetime, only by the holder or by the holder’s guardian or legal representative. No incentive stock option or rights under certain employee stock purchase plans, however, may be exercised during the participant’s lifetime by the participant’s guardian or legal representative.
Amendment, Effective Date, and Termination of the 2024 Plan
The Board of Directors may amend, suspend, or terminate the 2024 Plan at any time. Shareholder approval for any such amendment will be required only to the extent that shareholder approval is (i) necessary to preserve the exemption provided by Rule 16b-3 for the 2024 Plan and Awards granted under the 2024 Plan, (ii) required by applicable law, or (iii) required to comply with the rules of any exchange or market on which the common shares may then be listed or traded.
Term
The 2024 Plan will terminate on the tenth anniversary of its approval by shareholders or on such earlier date as it may be terminated by the Board of Directors.
U.S. Federal Income Tax Consequences of Awards
The following is a brief general discussion of the anticipated U.S. federal income tax treatment, under current provisions of the Code, of the grant and exercise of awards to the Company and the participants. Employees who are not citizens or residents of the United States should consult with a tax advisor as to the tax consequences of participating in the 2024 Plan.
Incentive Stock Options. In general, an employee will not recognize taxable income at the time an incentive stock option is granted or exercised, and the Company will not be entitled to a deduction, so long as a minimum employment requirement is satisfied. However, the excess of the fair market value of the common shares acquired upon exercise over the exercise price is potentially subject to the alternative minimum tax. If the employment requirement is not satisfied, the income tax treatment will be the same as that for a non-qualified stock

The Davey Tree Expert Company - 2024 Proxy Statement

option, described below. Upon disposition of the common shares acquired upon exercise, capital gain or capital loss will be recognized in an amount equal to the difference between the sale price and the exercise price, so long as minimum holding period requirements are satisfied. If the holding period requirements are not satisfied, the employee will recognize ordinary income, and the Company generally will be entitled to a corresponding deduction, to the extent of the difference between the exercise price and the lesser of the fair market value of the common shares on the date the option is exercised or the amount realized in the disposition. Any remaining gain or loss is treated as a capital gain or capital loss.
Non-Qualified Stock Options. In general, an employee will not recognize taxable income upon the grant of a stock option that does not qualify as an incentive stock option (a “nonqualified stock option”), and the Company will not be entitled to a deduction. Upon exercise, the employee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common shares acquired upon exercise, and the Company generally will be entitled to a corresponding deduction. Upon disposition of the common shares, appreciation or depreciation after the date of exercise will be treated as either capital gain or capital loss.
Restricted Stock. Unless an employee makes an election under Section 83(b) of the Code, the employee will recognize no income, and the Company will be entitled to no deduction, at the time restricted stock is awarded to the employee. When the restrictions lapse or are otherwise removed, the employee will recognize compensation income equal to the excess of the fair market value of the restricted stock at that time over the amount, if any, paid by the employee for the restricted stock, and the Company generally will be entitled to a deduction in the same amount. Dividends paid on restricted stock during any restriction period will, unless the employee has made an election under Section 83(b) of the Code, constitute compensation income, and the Company generally will be entitled to a deduction in the same amount. Upon disposition of common shares after the restrictions lapse or are otherwise removed, any gain or loss realized by an employee will be treated as capital gain or loss.
If an employee makes an election under Section 83(b) of the Code, the employee will recognize compensation income equal to the excess of the fair market value of the common shares on the date of grant over the price paid for those common shares, and the Company generally will be entitled to a deduction in the same amount. Dividends paid on the stock thereafter will be treated as dividends taxable to the employee and not deductible by the Company.
Stock Appreciation Rights, Restricted Stock Units, and Performance Restricted Stock Units. The grant of stock appreciation rights, restricted stock units, and performance restricted stock units will have no immediate tax consequences to the Company or the employee receiving the grant. The amount received by the employee upon the exercise of the stock appreciation rights will be included in the employee’s ordinary income in the taxable year in which the stock appreciation rights are exercised, and the Company generally will be entitled to a deduction in the same amount in that year. In general, at the time the Company pays any amount to the employee with respect to the restricted stock units or the performance restricted stock units, the employee will recognize compensation income equal to the amount of that payment, and the Company will be entitled to a deduction in that amount.
Stock Purchase Rights. In general, the exercise of a stock purchase right under a stock purchase program that does not meet the requirements of Section 423 of the Code will be treated as the exercise of a nonqualified stock option for tax purposes, as described above.
In general, the exercise of a stock purchase right under an employee stock purchase program that does meet the requirements of Section 423 of the Code (a “Section 423 Right”) will receive the same treatment as the exercise of an incentive stock option, described above, with the following differences. If the employee disposes of the stock before minimum holding-period requirements are satisfied, the amount of ordinary income recognized by the employee will be the difference between the fair market value of the stock at the time of exercise and

The Davey Tree Expert Company - 2024 Proxy Statement

the exercise price. If, after minimum holding-period requirements are satisfied, the employee disposes of stock received on exercise of a Section 423 Right at an exercise price of less than 100% of the fair market value of the stock at the time of grant, or dies at any time while holding such stock, the employee will recognize ordinary income in an amount equal to the lesser of the fair market value of the stock at the time of disposition (or the date of death) or the fair market value of the stock at the time of grant over the exercise price. Any additional gain or loss to the employee on a disposition of such stock will be capital, and the amount of any ordinary income will be added to basis for purposes of determining the amount of such gain or loss.
Tax Deductibility of Compensation Provided Under the 2024 Plan. As described above, when a participant recognizes ordinary compensation income as a result of an award granted under the 2024 Plan, the Company may be permitted to claim a federal income tax deduction for such compensation. However, the Company’s tax deductions may be subject to various limitations under applicable law. For example, Section 162(m) of the Code generally disallows the deduction of compensation in excess of $1 million per year payable to certain “covered employees,” and, to the extent that compensation provided under the 2024 Plan is deemed to be contingent upon a change in control, a portion of such compensation may be non-deductible by the Company under Section 280G of the Code and may be subject to a 20% excise tax imposed on the recipient of the compensation.
New Plan Benefits
It is not possible to determine the specific amounts and types of awards that may be granted in the future under the 2024 Plan because the grant of awards under the 2024 Plan is within the discretion of the Committee.
Registration with the SEC
After approval of the 2024 Plan by the Company’s shareholders, the Company will file a registration statement on Form S-8 with the Securities and Exchange Commission, relating to the issuance of the shares reserved for issuance under the 2024 Plan.
Vote Required to Approve the 2024 Plan
The affirmative vote of the holders of a majority of the common shares outstanding and entitled to vote at the Annual Meeting is required to approve the 2024 Plan.
THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE 2024 PLAN.
CORPORATE GOVERNANCE
Director Selection Process
We believe the Board should represent a broad and diverse spectrum of experienced and qualified individuals who are able to contribute value to our business. The Nominating and Corporate Governance Committee is responsible for the review of and recommendation to the Board of Directors of nominees for election as directors. The Committee works with the full Board to develop criteria for open Board positions, considering the factors that it deems appropriate. These factors may include identifying a nominee whose array and diversity of talents, experiences, qualifications, personal attributes, and skills would complement those already represented on the Board; the level of independence from us; our current needs, business priorities, objectives and goals; and the need for a certain specialized expertise. In

The Davey Tree Expert Company - 2024 Proxy Statement

applying these criteria, the Committee considers a candidate’s general understanding of elements relevant to the success of a service company in the current business environment, the understanding of our business and our risk factors, senior operating experience with a service company, public company, or other organizations, and a broad understanding of and direct experience in corporate business and service delivery, as well as the candidate’s educational and professional background. The Board believes that diversity of professional experience, professional training and personal accomplishments are important factors in determining the composition of the Board. The Committee considers candidates suggested by other Board members, management and shareholders. The Committee may also retain a qualified independent third-party search firm to identify and review candidates.
The minimum qualifications a director nominee should possess include depth of knowledge in the nominee’s field, diversity of experience and background, demonstrated judgment and vision to oversee and guide our business.
Once a prospective nominee has been identified, the Committee will make an initial determination as to whether to continue with a full review and evaluation. In making this determination, the Committee will consider all information provided to the Committee, including a questionnaire providing information relating to the candidate’s experience, background and other factors, as well as the expertise and experience of the current members of the Board. The Committee will then consider the potential candidate to ensure he or she has exhibited the criteria that the Committee has established for the position, as well as the time and desire to effectively carry out their duties and responsibilities.
If the prospective nominee passes the preliminary review, members of the Committee and the Chairman, as well as other Board members as deemed appropriate, will interview the nominee to confirm that he or she not only possesses the requisite criteria established by the Committee, but also the personality, leadership traits, work ethic, and independence to effectively contribute as a member of the Board. Upon completion of this process, the Committee will confer and make a recommendation to the Board. The Board, after reviewing the Committee’s report, will make the final determination whether to nominate the candidate. Any shareholder who desires to recommend a prospective nominee for the Board should notify our Corporate Secretary in the manner described below in “Shareholder Nominations for Director.”
Shareholder Nominations for Director
Shareholders may nominate candidates for election as directors by following the procedures and complying with the deadlines specified in our Regulations as well as the universal proxy rules, which are described below under “Shareholder Proposals.” Under those procedures, any shareholder who proposes to nominate one or more candidates for election as director must, not less than 30 days prior to the meeting at which the directors are to be elected, notify the Corporate Secretary of the shareholder’s intention to make the nomination and provide the Company with all of the information about each of the candidates as would be required under the rules of the SEC to be included in a proxy statement soliciting proxies for the election of the candidate, including (i) name, age, and business and residence addresses, (ii) principal occupations or employment during the last five years, (iii) the number of shares of the Company beneficially owned by the candidate, (iv) transactions between the candidate and the Company, and (v) all other information required under the rules of the SEC. A copy of the Regulations is available to any shareholder who makes a written request to the Corporate Secretary, and shareholders may submit nominations in writing by sending the submission to the Corporate Secretary at The Davey Tree Expert Company, 1500 North Mantua Street, Kent, Ohio 44240.

The Davey Tree Expert Company - 2024 Proxy Statement

Board Diversity
The Nominating and Corporate Governance Committee and the Board consider a diverse group of experiences, characteristics, attributes and skills when considering a director nominee and the Board’s overall composition. The Board seeks to comprise itself of members who possess a range of relevant skills, experience, and expertise that relate directly to our management and operations. Our Board members come from a wide range of industry backgrounds, including environmental consulting, insurance, operations, finance, and executive leadership. While the Board does not maintain a formal policy regarding diversity, it recognizes that having a diverse Board with a variety of viewpoints provides a more comprehensive decision-making process and reflects an increased emphasis on gender and diversity parity by investors. The Company’s commitment is reflected, in part, by the representative members that serve on our current Board as of April 5, 2024.
Board Independence
The Board reviews, at least annually, director independence. As part of that review, the Board considers transactions and relationships between each director and any member of his or her family, and the Company and its subsidiaries and affiliates. Any such relationships are reported under the heading “Transactions with Related Persons” in this Proxy Statement. The purpose of this review is to determine whether any relationships or transactions existed or exist that could be considered inconsistent with a determination that the director is independent. Although our common shares are not listed on the New York Stock Exchange (“NYSE”) or on any other exchange, with respect to determining if a director or a director nominee is independent, we utilize the SEC approved standards as developed by the NYSE.
As a result of its most recent review, the Board determined that the following directors and nominees are independent: Mr. Brown, Ms. Evans, Mr. Harris, Mr. Haught, Ms. Kilbane, Mr. Stapleton, and Mr. Warnke. No director has been identified as a lead independent director. Mr. Covey, our Chairman, President and Chief Executive Officer, is not considered an independent director, and Mr. Paul will not be considered an independent director if elected.
There are no family relationships between any director, executive officer or director nominee.
The Company also determined by due inquiry that no director has a relationship with our principal independent auditor, Deloitte & Touche LLP (“Deloitte”).

The Davey Tree Expert Company - 2024 Proxy Statement

Director Retirement Policy
Our Corporate Governance Guidelines provide that incumbent directors are not eligible to stand for election at the end of their three-year term if they have reached the age of 70 prior the date of the Annual Meeting of Shareholders at which their term expires. However, the Board may choose to re-nominate a director who is above the age limit because of such director’s unique qualifications or for business reasons necessitating continuity of the Board.
Committees of the Board of Directors
The Board of Directors has a Compensation Committee, an Audit Committee and a Nominating and Corporate Governance Committee, each of which has adopted a written charter. The members of each committee of the Board of Directors as of April 5, 2024 are listed in the following table:

Director	Compensation Committee	Audit Committee	Nominating and Corporate Governance Committee
Patrick M. Covey, Chairman			X
Donald C. Brown	X	Chair
Alejandra Evans		X	X
Matthew C. Harris		X
Thomas A. Haught	X		X
Catherine M. Kilbane	Chair	X
Charles D. Stapleton		X	Chair
Karl J. Warnke			X
Compensation Committee
The Compensation Committee is composed entirely of independent directors who meet the NYSE’s independence standards, which we follow. The Compensation Committee recommends to the Board of Directors the salaries and other compensation of our executive officers, and director compensation, supervises the administration of our benefit programs and assesses the risk of our compensation policies and practices. As more fully set out in “Compensation Discussion and Analysis” in this Proxy Statement, the Compensation Committee does not delegate its authority to set compensation; however, the Compensation Committee does review recommendations from our Chief Executive Officer regarding the compensation of other officers. Furthermore, the Compensation Committee periodically retains outside consultants to review and discuss compensation and benefit plans. The Compensation Committee met two times in 2023.
When utilized, outside consultants are provided with specific instructions relating to the research to be performed. Once engaged to conduct a salary and bonus-level review, the consultants are directed to compare our plans with those of companies of similar size and in similar industries. Similarly, the consultants are directed to compare and contrast benefit plans that are applicable to private and public companies of similar size and with similar governance structures. Findings by the consultants are reviewed by the Compensation Committee and with the full Board, which then makes the final decisions regarding compensation. The Compensation Committee directed the executive officers to engage Pay Governance LLC (“Pay Governance”) to review the employee compensation structure in 2023, which had been previously reviewed and updated in 2021. The next employee compensation structure review is scheduled to occur in 2025.

The Davey Tree Expert Company - 2024 Proxy Statement

Pay Governance has not provided other professional services to the Company to date outside of director and officer compensation assessments, including advice related to our insurance and employee benefit programs. In order to perform the services that are required of them, Pay Governance does have access to certain confidential information about us; however, they do not participate in the final strategic decision-making process. Further, Pay Governance is compensated on a fee-based structure and no portion of any payment made to them is dependent upon achieving a certain result or is otherwise commission-based.
Audit Committee
The Audit Committee is composed entirely of independent directors who meet the independence requirements under the NYSE’s listing standards and SEC rules. The Board has determined that Mr. Brown qualifies as an audit committee financial expert pursuant to the SEC’s rules. The Audit Committee met five times in 2023.
The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities relating to: the integrity of the Company’s financial statements and financial reporting process; the Company’s systems of internal accounting and financial controls; the performance of the Company’s internal and independent auditors; the independent auditors’ qualifications and independence; and compliance with the Company’s Code of Ethics and related ethics policies and legal and regulatory requirements. Specifically, the Audit Committee oversees the appointment, engagement, compensation, termination and oversight of the Company’s independent auditors, including conducting a review of their independence, reviewing and approving the planned permitted scope of the Company’s annual audit, overseeing the independent auditors’ audit work, reviewing and preapproving any audit and permitted non-audit services that may be performed by the Company’s independent auditors, reviewing with management and the Company’s independent auditors the adequacy and effectiveness of the Company’s internal control over financial reporting and disclosure controls, and reviewing the Company’s critical accounting policies and the application of accounting principles.
In addition, the Audit Committee has established procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Audit Committee’s role also includes meeting to review the Company’s annual audited financial statements and quarterly financial statements with management and the Company’s independent auditors. The Audit Committee annually reviews the independence and performance of the independent auditor in connection with any determination of whether to retain the independent auditor or engage another firm as our independent auditor. During these reviews, the Committee considers, among other things, the historical and recent performance of the independent auditor, and an analysis of known legal risks and significant proceedings.
Nominating and Corporate Governance Committee
Messrs. Haught, Stapleton and Warnke and Ms. Evans are independent directors who meet the NYSE’s independence standards; the other Nominating and Corporate Governance Committee member, Mr. Covey, is not. The Nominating and Corporate Governance Committee screens and recommends candidates for election as directors and recommends committee members and committee chairpersons for appointment by the Board of Directors. The Committee will consider nominees for the Board of Directors recommended by our shareholders.
In addition, the Committee reviews, evaluates and recommends changes to the Company’s corporate governance policies, and monitors the Company’s compliance with these policies.

The Davey Tree Expert Company - 2024 Proxy Statement

The Committee also conducts annual performance evaluations of the Board and the committees of the Board and sets and interprets the Board standards for the determination of director independence. The Nominating and Corporate Governance Committee met two times in 2023.
Compensation Committee Interlocks and Insider Participation
During 2023, Catherine M. Kilbane (Chair), Donald C. Brown, and Thomas A. Haught served on the Compensation Committee. No director has been identified as having a relationship that requires disclosure as a compensation committee interlock.
General
Non-independent directors may not serve on the Compensation Committee or Audit Committee. Independent directors generally serve on at least two committees.
The Board met six times in 2023. All incumbent directors attended at least 90% of the aggregate of the total number of meetings of the Board of Directors and of the committees on which they served during the period that they served during 2023. We encourage our directors to attend the Annual Meeting of Shareholders. In 2023, the majority of our then-serving directors attended the Annual Meeting of Shareholders.
The charters of the Compensation, Audit and Nominating and Corporate Governance Committees, as well as the Corporate Governance Guidelines, are available on the Company’s website at www.davey.com/about/corporate-information/ and then under “Board Committee Charters,” or by contacting the Corporate Secretary at The Davey Tree Expert Company, 1500 North Mantua Street, Kent, Ohio 44240.
Role of the Board in Risk Oversight
The Board recognizes that it is neither possible nor reasonable to eliminate all risk, and that in order to remain competitive, certain risk-taking is an essential element of every business decision and part of our business strategy. However, the Board also understands that within any business framework, steps must be taken to properly safeguard the assets of the Company, implement and maintain appropriate financial and other controls, and ensure that business is conducted prudently and in compliance with applicable laws and regulations and proper governance.
Assessing and managing risk is the responsibility of management. It is the responsibility of the Board of Directors to oversee risk management. As part of this responsibility, the Board oversees and reviews certain aspects of our risk management efforts. For example, the Board requires that an annual overall assessment of risk be performed and has delegated oversight of this process to the Audit Committee. This enterprise-wide risk management assessment is designed to review and identify potential events that may affect us, including cybersecurity risks, manage risks within our risk profile and provide reasonable assurance regarding the achievement of our objectives. The Audit Committee reviews and discusses with management our major financial risk exposures and the steps management has taken to monitor and control such exposures, including our financial risk assessment and risk management policies. Other strategic and operational risk exposures monitored and assessed by the Board include legal, regulatory, information technology, ESG, including climate change and sustainability, human capital and reputation risks. The Compensation Committee oversees risks related to our employment policies and our compensation and benefit arrangements.
Cybersecurity is an integral part of our overall enterprise risk analysis and discussions. While all entities are at some risk of a cybersecurity attack, the Company has taken steps it deemed appropriate to detect and limit the severity of a cybersecurity attack. These measures

The Davey Tree Expert Company - 2024 Proxy Statement

include, among other things, robust password requirements, firewalls, multi-factor authentication requirements, anti-malware, intrusion prevention and detection systems, and limiting access to sensitive information. To date, the Company is not aware of any successful system-wide cybersecurity attack. The Company maintains employee and customer information and has developed response plans in the event such information is compromised due to a cybersecurity attack. The Company also has a third party on a retainer to assist with forensics and remediation should an attack occur. We periodically monitor and assess third-party service providers from a cybersecurity risk perspective and continuously seek to enhance our third-party risk management program.
Company representatives meet annually in executive session with the Audit Committee. The Manager of Internal Audit and the Chief Financial Officer review with the Audit Committee each year’s annual internal audit plan, which focuses on significant areas of financial, operating and compliance risk. The Audit Committee also receives regular reports from management on the results of internal audits.
In addition, each year, our management team assesses potential risks facing us and reports its findings to the Audit Committee. Risks are rated as to severity and the likelihood of threat, and management outlines the mitigation efforts associated with each risk. To the extent management identifies mitigation efforts that were not previously in place or functioning as intended, management identifies the initiative to address the situation. The Audit Committee then reports these findings to the full Board to assist in its oversight of risk. The Audit Committee also has oversight of the Company’s Compliance Program, which includes regular whistleblower reports from the General Counsel and Chief Compliance Officer. Further, the General Counsel and Chief Compliance Officer regularly reports to the Board on compliance strategy and management.
As further described under “Compensation Risk Analysis,” the Compensation Committee is responsible for the oversight of risks relating to employment policies and our compensation and benefits arrangements. To assist in satisfying these oversight responsibilities, the Compensation Committee may retain a compensation consultant and meets regularly with management to understand the financial, human resource and shareholder implications of compensation decisions that are made by the Board. The philosophy, process and rationale the Compensation Committee utilizes as part of its responsibilities is discussed in detail in the “Compensation Discussion and Analysis” included in this Proxy Statement beginning on page 31.
Board Leadership
Mr. Covey is the Chairman of our Board of Directors and our President and Chief Executive Officer.
Historically, we have combined the positions of chief executive officer and chairman. We believe this is appropriate because we are an employee-owned company, and combining the chairman and chief executive officer positions gives our employee-owners a clear leader and improves efficiencies in the decision-making process. Further, we have benefited from having a single person setting our tone and direction and having primary responsibility for managing operations. This structure has also allowed the Board to carry out its oversight responsibilities with the full involvement of our independent directors.
Although the Board does not intend to appoint a lead independent director, the Board believes that it is able to effectively provide independent oversight of our business and affairs, including risks facing the Company, through the composition of our board of directors, a majority of which is independent, and the strong leadership of our independent directors.
The Board believes that no single leadership structure is the most effective in all circumstances and retains the authority to evaluate and modify the Company’s leadership structure at such times as it deems appropriate. The Board’s role in risk oversight has not affected our leadership structure.

The Davey Tree Expert Company - 2024 Proxy Statement

Communicating Concerns to Directors
We have established procedures to permit communication with the Board of Directors regarding the Company. Interested parties may communicate with the Board of Directors by contacting the Chairman, the chairs of the Audit, Compensation and Nominating and Corporate Governance Committees of the Board, or any independent director by sending a letter to the following address: The Davey Tree Expert Company, Corporate Secretary, 1500 North Mantua Street, Kent, Ohio 44240.
An interested party may also communicate concerns through other mediums as set forth in our Whistleblower Reporting Policy. A copy of our Whistleblower Reporting Policy is available on our Company’s website at www.davey.com/about/corporate-information/ and then under “Corporate Policies,” or by contacting the Legal Department at The Davey Tree Expert Company, 1500 North Mantua Street, Kent, Ohio 44240.
All communications directed to our Board of Directors or Board Committees are reviewed by management and communicated with the appropriate Board member or members.
Transactions with Related Persons
Our Board of Directors has adopted a written policy regarding related party transactions. Under that policy, all transactions with or involving a related person must be disclosed to and approved in advance by the Nominating and Corporate Governance Committee. Further, each officer and director is requested, on an annual basis, to confirm the existence of any related person transaction, and each director nominee is asked to provide information related to any related person transactions as part of the Company’s director onboarding process. Each such transaction must have a legitimate business purpose and be on terms no less favorable than that which could be obtained from unrelated third parties. Related party transactions are considered when determining if a director is deemed to be an independent director.
In 2023, no executive officer, director or director nominee was indebted to us or was a party to any transaction in which we were a participant and any related person would have a direct or indirect material interest. Further, no related person has proposed such a transaction. For purposes of this discussion, a related person is a director, a nominee for director, an executive officer, an immediate family member (including nonrelated persons sharing the same household) of any of these persons, or any entity controlled by any of these persons.
Environmental Stewardship
We understand our corporate responsibility is to maintain shareholder value through continued economic sustainability. In fulfilling this responsibility to our shareholders, most of whom are current or past employees or immediate family members or trusts of current or former employees, we are cognizant that economic sustainability is multifaceted. We understand that one facet relates to our environmental stewardship. As outlined in our annual Corporate Responsibility Report, we respect the connection between our services and our impact on employees, clients, the natural environment and communities. This report is available on our website at www.davey.com/about/corporate-responsibility/. This report is not incorporated by reference into, and is not a part of, this Proxy Statement. We will continue to monitor our activities as a responsible corporate citizen and review our business practices considering our corporate responsibility.
We have a long-standing tradition of giving back to our communities across the U.S. and Canada, and we encourage our employees to get involved in the communities where they live and work to help grow a better future. In 2018, we launched the Green Leaders program,

The Davey Tree Expert Company - 2024 Proxy Statement

which recognizes employees’ volunteer activities that are meaningful to them, as well as supporting initiatives that promote trees, sustainable landscapes and the environment. In 2023, employees invested over 10,500 hours volunteering for organizations that were meaningful to them.
Employee Ownership
In 1979, the Company was sold to its employees by the family and descendants of the Company’s founder. At that time, in addition to the employees purchasing common shares of the Company, the Company formed an Employee Stock Ownership Plan (“ESOP”), which was later converted to the 401KSOP and ESOP Plan. The Company has remained largely employee-owned since the sale in 1979, and employee ownership remains a hallmark of the Company. Currently, the Company is one of the largest and oldest ESOP service firms in the United States.
Our values — safety, integrity, expertise, leadership, stewardship and perseverance — are built on the foundation that our people are the key to our success and sustainability as a company. We aim to engage and inspire our employees every day, providing them with education and development opportunities to help them grow personally and professionally. As a provider of arboricultural, horticultural, environmental and consulting services, attracting and retaining top talent is critical to our success. We actively recruit candidates who share our commitment to advance the green industry. While our industry faces challenges of seasonal employment and high average turnover, our structure as an employee-owned company enables our talented employees to invest in us as we invest in them. Our recruiting and employee development team cultivates employee strength by recruiting, training and retaining a diverse and talented workforce.
In addition to offering employees a means to earn a paycheck and obtain employee benefits, employees have the opportunity to become shareholders of the Company. We offer fair, competitive compensation and benefits that support our employees’ overall health and well-being but recognize that supporting our employees does not end there. We encourage employees to plan for their future, and after one year of service, our employees are eligible to invest in our 401(k) plan, where we will match up to 5% of employees’ contributions, or by becoming a shareholder and enrolling in our stock purchase plan, where they can purchase shares of the company at a 15% discount. We also encourage employees to take advantage of the Davey employee stock subscription offering, which is offered approximately every 10 years. We also offer a family scholarship program to assist employees with approved college education tuition and expenses for their children and legal wards. Our employee ownership programs have allowed the Company to grow and become a stable yet progressive institution. Our decisions regarding our business, our growth, and our compensation plans are directly influenced by our employee ownership nature.
Core to our values is being there for our people when the unexpected happens. We have an employee assistance program in place to support our employees in the event of an emergency. The emergency employee assistance program provides grants to employees for food, shelter and other basic needs due to unexpected financial hardships.
Shareholder Proposals
Any shareholder who wishes to submit a proposal to be considered for inclusion in our proxy materials must follow the requirements set out in SEC Rule 14a-8, which include, among other things, certain ownership requirements. Further, the proposal must be limited to 500 words.
Any shareholder who wishes to submit a proposal to be considered for inclusion in next year’s Proxy Statement should send the proposal to us on or before December 9, 2024. Additionally, a shareholder may submit a proposal for consideration at next year’s Annual Meeting

The Davey Tree Expert Company - 2024 Proxy Statement

of Shareholders, but not for inclusion in next year’s Proxy Statement, if that proposal is submitted on or before February 22, 2025. The requirements for shareholders to submit nominees for director are discussed under “Shareholder Nominations for Director.”
To comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than Davey’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended, no later March 24, 2025. Such notice may be mailed to the Corporate Secretary, at The Davey Tree Expert Company, 1500 North Mantua Street, Kent, Ohio 44240.
Business Conduct Policies
We have a Code of Ethics that applies to all our employees and directors, and we have a Code of Ethics for Financial Matters that applies to all employees who oversee the preparation of our financial statements. We also have a Harassment Policy, an Equal Employment Opportunity Policy, a Whistleblower Policy, an Environmental Policy and a Privacy Policy. These policies are available at our website, www.davey.com/about/corporate-information and then under “Corporate Policies,” or by contacting the Corporate Secretary at The Davey Tree Expert Company, 1500 North Mantua Street, Kent, Ohio 44240.
2023 DIRECTOR COMPENSATION

Director(1)	Fees Earned or Paid in Cash(2)	Stock Awards(3)	Total
Donald C. Brown	$74,000	$38,000	$112,000
Alejandra Evans	64,000	38,000	102,000
Matthew C. Harris	—	38,000	38,000
Thomas A. Haught	64,000	38,000	102,000
Catherine M. Kilbane	70,000	38,000	108,000
Charles D. Stapleton	69,000	38,000	107,000
Karl J. Warnke	64,000	38,000	102,000
(1)    Mr. Covey is an employee and does not receive any compensation for services as director.
(2)    Directors may elect to defer all or part of their director fees in stock equivalent units (“SEUs”). Mr. Harris made such an election for the year ended December 31, 2023. SEUs are calculated by dividing the fee earned by the then current market price of the Company’s common shares. SEUs will subsequently be valued for payment purposes at the market price in effect on the date of payment. SEUs are payable, in cash, upon the recipient’s termination of service as a director.
(3)    This column reflects the grant date fair value of Director Restricted Stock Unit (“DRSU”) awards granted to directors in 2023. The assumptions made in calculating the grant date fair value amounts for these awards are included in Note O, “Stock-Based Compensation,” to the consolidated financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

The Davey Tree Expert Company - 2024 Proxy Statement

The aggregate number of all vested and unvested (exercisable and unexercisable) Stock Appreciation Rights (“SARs”) awards and unvested DRSU awards outstanding as of December 31, 2023 for each nonemployee director, is set forth in the following table.

Director	DRSU
Donald C. Brown	4,254
Alejandra Evans	4,254
Matthew C. Harris	3,453
Thomas A. Haught	4,254
Catherine M. Kilbane	4,254
Charles D. Stapleton	4,254
Karl J. Warnke	4,254
Compensation of Directors
The current compensation structure for non-employee directors is designed to fairly pay directors for work required based on our size, scope and industry. The primary goal of the directors is to enhance the long-term interests of our shareholders by establishing company-wide general goals and objectives and identifying executive officers capable of carrying out those goals and objectives. To align director compensation with these objectives, the Compensation Committee reviews director compensation and recommends changes to the Board. To assist with this review, the Compensation Committee periodically directs the Company to engage Pay Governance, an independent compensation consulting firm, to review and evaluate director compensation. Pay Governance assists us in developing a framework for director compensation based on market conditions, our compensation philosophy, and comparisons to companies of similar size and complexity. A review by Pay Governance was completed in 2023, and another review is scheduled to occur in 2025.
2023 Director Compensation
During 2023, we compensated non-employee directors with a retainer of $64,000 per year, unless there were more than 20 meetings total per year, in which case each director would receive an additional fee of $1,000 per meeting. Committee Chairs received an additional retainer as follows: Audit Committee Chair - $10,000/year; Compensation Committee Chair - $6,000/year; and Nominating and Corporate Governance Committee Chair - $5,000/year. If the Chairman of the Board is a non-employee director, the Chairman will receive an additional retainer of $7,500/year. Directors are also reimbursed for their reasonable business expenses such as travel and lodging in connection with their attendance of our Board meetings.
In addition, during 2023, each non-employee director received an annual stock award grant of DRSUs equal to a fixed amount of $38,000. In 2023, the annual grant, at the then-fair value price of $18.50 per share, equaled 2,054 DRSUs awarded to each director. DRSU awards will vest over three years and vesting will accelerate upon retirement. Vested DRSUs will generally be paid in common shares to non-employee directors on March 15 of the year following the year in which their service on our Board ceases. Non-employee directors may make a deferral election with respect to DRSUs. A non-employee director may elect to have a deferred payment made in a single lump sum payment during a specified year not later than the year in which the non-employee director attains age 75 or in a series of installments over a period not to exceed five years commencing in a specified year not later than the year in which the non-employee director attains age 70.
Directors may defer all or part of their fees in cash or SEUs until their retirement as directors.

The Davey Tree Expert Company - 2024 Proxy Statement

OWNERSHIP OF COMMON SHARES
The following table shows, as of March 15, 2024, the number and percent of our common shares beneficially owned by each nominee, director, and officer listed in the “2023 Summary Compensation Table,” and all directors, nominees and officers as a group.

Name	Number of Shares (1)(2)(3)(4)	Percent(2)(5)
Patrick M. Covey (Chairman)	648,997	1.56%
Donald C. Brown	83,911	0.20%
Alejandra Evans	12,941	0.03%
Matthew C. Harris	24,153	0.06%
Thomas A. Haught	66,553	0.16%
Catherine M. Kilbane	22,185	0.05%
Charles D. Stapleton	10,529	0.03%
Karl J. Warnke	1,812,257	4.38%
Joseph R. Paul	420,809	1.01%
Erika J. Schoenberger	38,695	0.09%
Larry R. Evans	254,110	0.61%
Brent R. Repenning	200,321	0.48%
19 directors, director nominees and officers as a group, including those above	5,204,895	12.56%
(1)    Other than as described below, individuals who have beneficial ownership of the common shares listed in the table have sole voting and investment power over these shares.
(2)    The following people share voting and investment power with a family member with respect to the following number of shares: Mr. Covey, 1,000; Mr. Brown, 58,000; Mr. Haught, 60,000; Mr. Stapleton, 1,000; Mr. Warnke, 1,792,906; Mr. Evans, 164,867; and Mr. Repenning, 25,736.
(3)    Includes shares allocated to individual accounts under our 401KSOP and ESOP Plan for which the following executive officers have sole voting power as follows: Mr. Covey, 27,865 shares; Mr. Paul, 22,219 shares; Ms. Schoenberger, 3,682 shares; Mr. Evans, 35,980 shares; Mr. Repenning, 14,545 shares; and 449,361 shares by all officers as a group.
(4)    These numbers include the right to purchase common shares on or before May 21, 2024 upon the exercise of outstanding stock options as follows: Mr. Covey, 62,573 shares; Mr. Paul, 3,686 shares; Ms. Schoenberger, 10,369 shares; Mr. Evans, 15,704 shares; Mr. Repenning, 51,144 shares; and 286,630 shares by all directors and officers as a group. These numbers also include the right to purchase common shares on or before May 21, 2024 upon the exercise of outstanding SARs as follows: Mr. Covey, 142,927 shares; Mr. Paul, 120,120 shares; Mr. Evans, 16,187 shares; Mr. Repenning, 24,634 shares; and 453,997 common shares by all directors and officers as a group.
(5)    Percentage calculation based on total shares outstanding as of March 15, 2024 plus the options and rights exercisable by the respective individual on or before May 21, 2024, in accordance with Rule 13d-3(d) of the Securities Exchange Act of 1934, as amended.
To our knowledge, as of March 15, 2024, no person or entity was an owner, beneficial or otherwise, of more than five percent of our outstanding common shares. Argent Trust Company, trustee of the 401KSOP and ESOP Plan, 1100 Abernathy Road, 500 Northpark, Suite 550, Atlanta, GA 30328, had, as of March 15, 2024, certain trustee-imposed rights and duties with respect to common shares held by it. The number of common shares held in the 401KSOP and ESOP Plan as of March 15, 2024, was 8,297,201 or 20% of our outstanding common shares.

The Davey Tree Expert Company - 2023 Proxy Statement

Delinquent Section 16(a) Reports
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and persons who own more than ten percent of our common shares to file reports of ownership and changes in ownership of our common shares held by them with the SEC. Currently, we file these reports on behalf of our directors and executive officers. Based on our review of these reports and representations from our directors and executive officers, we believe during the year ended December 31, 2023, all reports were timely filed.
COMPENSATION DISCUSSION AND ANALYSIS
Executive Summary
The Compensation Discussion and Analysis section of the Proxy Statement discusses the compensation of the NEOs and includes an overview of our 2023 performance, as well as a description of the major elements of the Company’s executive officer compensation plans and programs, and the factors that are considered in making compensation decisions.
The Compensation Committee of the Board of Directors, which is composed entirely of independent, nonemployee directors, assists the Board of Directors in carrying out its responsibilities for management succession matters, for developing, approving and administering the Company’s incentive and benefits programs for its executive officers, for establishing the base salary and other compensation for the Chief Executive Officer and other executive officers, and for recommending director compensation. In this role, the Compensation Committee’s objective is to align executive officer compensation with the interests of the Company’s shareholders.
Financial Performance Overview
2023 Financial and Operating Highlights
2023 was another strong year for the Company. Revenues increased by $182,400,000, or 12.1%, and income from operations was $114,207,000, an increase of 13.9% from 2022. During 2023, the Company benefited from a stabilization in inflationary pressures that had impacted our operations, and most companies, during the last couple of years, such as fuel price increases, employee wage increases and increases in the supply chain. Growth within our existing operations coupled with new acquisitions also contributed to our increased profitability. Our business segments, and divisions underlying those segments, continue to provide strong performances and demonstrate their flexibility and commitment to providing quality service to our clients while keeping our employees safe. During 2023, we completed five business acquisitions in strategic geographic regions in the United States.
Cash provided by operating activities in 2023 was $71,450,000, an 8.3% decrease from $77,898,000 in 2022. We consistently return significant value to our shareholders in the form of dividends and repurchases of our stock. Dividends paid in 2023 totaled $3,850,000 and repurchases of stock totaled $78,076,000.

The Davey Tree Expert Company - 2024 Proxy Statement

The following graphs show our Company’s performance for key financial measures over the last three fiscal years.

The Davey Tree Expert Company - 2024 Proxy Statement

The following performance graph compares cumulative total shareholder returns (assuming an initial investment of $100 on December 31, 2018 and reinvestment of dividends) for our common shares during the last five years to the Standard & Poor’s 500 Stock Index (the “S&P 500 Index”) and to an index of selected peer group companies (“Peer Group”). Our Peer Group, which is the same group used by our independent stock valuation firm, consists of: ABM Industries Incorporated; Comfort Systems USA, Inc.; Dycom Industries, Inc.; FirstService Corporation; MYR Group Inc.; Quanta Services, Inc.; Rollins, Inc.; and The Scotts Miracle-Gro Company. The members of the peer group are all publicly held companies deemed to be engaged in similar lines of business.
The Company continues to achieve its objective of consistently providing increased shareholder returns for our common stock.

Comparison of Five-Year Cumulative Total Return
The Davey Tree Expert Company
Five-Year Cumulative Return
325
300
275
250
225
200
175
150
125
100
75
2018
2019
2020
2021
2022
2023
Davey Tree
S&P 500 Index
Peer Group

	2018	2019	2020	2021	2022	2023
Davey	100	115	143	174	178	215
S&P 500 Index	100	131	156	200	164	207
Peer Group	100	117	195	223	212	292

The Davey Tree Expert Company - 2024 Proxy Statement

Changes in Executive Compensation
The Company made no changes to any of the executive compensation plans for the NEOs during 2023, except base salary adjustments as described below.
Philosophy and Elements of Executive Compensation Structure and Components
Aligning Compensation to Company Performance and Shareholder Value
Our compensation philosophy is to drive and support the Company’s business goals by recognizing the attainment of measurable performance and the achievement of approved goals and objectives. In addition, we regularly assess whether the Company’s compensation structure establishes appropriate incentives for management and employees, and validate that awards are made with due consideration of balancing risks and rewards.
To drive this philosophy, a significant part of the compensation for senior executives is tied to Company performance or achievement of approved performance goals and, therefore, is not guaranteed. If the Company or an executive fails to perform within established parameters for a given fiscal year, incentive compensation may be changed, reduced or eliminated, and if our stock price decreases, stock-based compensation will become less valuable.
We believe our executive officer compensation programs are closely aligned with the interests of the Company’s shareholders. Among other things, as discussed more fully under the heading “Annual Incentive Compensation Plan,” a significant portion of the NEOs’ annual pay is comprised of the Management Incentive Compensation Plan (“MICP”) payment. The weighting toward MICP payments is designed to link a substantial percentage of the NEOs’ pay to goal achievements and Company performance. In order to also focus management’s attention on the future growth and development of the long-term performance of the Company, incentives reflect competitive market levels and practices, and focus on longer-term financial performance, sustainability, and strategic development of the Company.
For 2023, executive management objectives included revenue, operating profit, growth, acquisitions and management succession goals. Regarding these objectives, in 2023, the Company’s revenues were at a record high and increased 12.1% over the prior year’s revenue. Operating profit (a non-GAAP measure as defined in this Proxy Statement) was $123,029,000 in 2023 and the Company achieved an operating profit percentage of 7.3%. Moreover, the Company completed five acquisitions, and each NEO was engaged in management succession planning, both with the assistance of the Board of Directors and with other officers and managers of the Company.
Objectives of Compensation Structure and Components
The main objectives of our compensation programs are to:
•attract and retain qualified personnel;
•reward personnel for achieving recognized goals and objectives;
•generate a fair return to shareholders on their investment; and
•support the Company’s culture, business objectives and employee ownership structure.
To meet these objectives, we design the Company’s compensation programs such that shareholders’ interests are advanced before we approve any incentive payments to the executive officers. To the extent that the efforts of the executive officers result in higher earnings

The Davey Tree Expert Company - 2024 Proxy Statement

and enhanced shareholder value, we believe our officers should be rewarded. As a result, we intend for our compensation programs to create a significant incentive to properly manage the Company, which in turn will create long-term benefits for shareholders without encouraging the taking of excessive risks that could be detrimental to the growth of the Company or the interests of our shareholders.
Our executive compensation programs provide a balanced mix of salary, incentive bonuses and equity awards. By creating a compensation program that includes both long- and short-term goals and targets, we believe that each element of the overall program, comprised of base salary, annual cash incentive plan awards, and performance-based restricted stock units (“PRSUs”), complements and rewards annual performance, as well as promotes long-term viability, growth and shareholder value. Awards are not grossed-up or otherwise adjusted to account for tax consequences. Additionally, to retain and attract qualified executive and management talent, the Board has approved several retirement benefit plans and certain limited perquisites.
We believe that compensation programs should be designed to reduce the opportunity for participants to take unnecessary risks to the detriment of the shareholders or the Company’s future viability. We have designed the Company’s executive compensation programs to address these risks and minimize the opportunity for any individual to manipulate or undermine the programs. For example, we have tailored the programs to incorporate measurable objectives that are realistic and achievable. Our incentive plans include objectives based on financial performance metrics including revenues, operating and pre-tax profit, organic and acquisition growth, cash flow, and return on average invested capital (“ROAIC”). Our incentive plan objectives also include certain non-financial measures such as management succession, including identifying and cultivating future managers and executives, which are set in advance and reviewed periodically by the Board. Performance objectives, and goals and responsibilities set by the Compensation Committee with input from the CEO, are approved by the Board annually. Further, the Board reviews and approves all executive bonus payments. We implemented these programs in part to reduce the opportunity for manipulation during economic downturns or financial turmoil.
Role of Independent Compensation Consultants
To ensure that our compensation programs continue to meet our philosophy and are responsive to economic changes, the Compensation Committee periodically retains an independent compensation consultant to assess the Company’s compensation programs. The Compensation Committee also meets frequently with the CEO to obtain management’s recommendations on compensation issues; however, Company management personnel are not involved in approving executive compensation programs. The Company retained Pay Governance, an independent consulting firm, to provide a review of the officer compensation structure in 2023, which had been previously reviewed and updated in 2021. The next review by Pay Governance is scheduled to occur in 2025.
Pay Governance does not provide other services to the Company outside of director and officer compensation assessments, is not dependent on the Company as a material source of revenue, has no personal or business relationships with any member of the Compensation Committee or executive officers of the Company, and does not own any Company stock. Thus, the Compensation Committee concluded that no conflict of interest exists with respect to the services provided by Pay Governance.
After considering the results of the 2023 Pay Governance review, the Compensation Committee determined that no significant changes were necessary to the Company’s overall officer compensation structure. Other than base salary adjustments described below, the Compensation Committee did not make any changes to the compensation program for Named Executive Officers for 2023. The Compensation Committee will continue to review all aspects of our executive compensation program, considering our commitment to align executive compensation to augment shareholder value and positive financial results, and will make changes as necessary to reflect pertinent market, economic and competitive conditions.

The Davey Tree Expert Company - 2024 Proxy Statement

Shareholder Advisory Votes on Executive Compensation
In 2023, the Company’s shareholders approved, on an advisory, nonbinding basis, the compensation of the NEOs by an overwhelming majority (the so called “say-on-pay” vote). Specifically, as a percentage, over 93% of the shares voted were to approve the compensation of our NEOs. Given the strong level of shareholder support, the Board of Directors determined that no material changes to the Company’s compensation plans were necessary as a result of the 2023 say-on-pay vote. Nonetheless, as has been our practice, we regularly evaluate these plans and recommend changes, as we deem appropriate. The Board of Directors and the Compensation Committee value the opinions of the Company’s shareholders and will continue to evaluate any concerns raised by the shareholders regarding executive compensation.
At the 2023 Annual Meeting, the Company’s shareholders cast an advisory vote to review NEO compensation every three years, and the Board of Directors adopted that recommendation. The next say-on-pay vote on NEO compensation will occur at our 2026 Annual Meeting of Shareholders, and the next advisory, nonbinding vote on the frequency of future say-on-pay votes on the compensation of our NEOs will occur at our 2029 Annual Meeting of Shareholders.
Although both shareholder votes are on an advisory, nonbinding basis, we consider the results to be a strong affirmation of the actions taken by the Board of Directors in establishing the compensation plans for the NEOs and will continue to monitor feedback from our shareholders regarding executive compensation.
Executive Compensation
Elements of Executive Compensation
The compensation of the NEOs outlined in the Proxy Statement is a combination of realized and realizable pay. We define realized pay as compensation that is awarded to an NEO, or paid on that NEO’s behalf, as a result of the performance or achievement of certain goals and objectives for a given year. We define realizable pay as the potential value of payments that may be awarded over specific periods of time in the future. The Company is required to value realizable pay, even though it is not yet available to the NEO, at a specific point in time, either at the time of grant of the potential award or as of the end of the fiscal year. Depending on several factors, including the long-term increase in shareholder value, these future payments and contingent payment opportunities may be more or less than the value assigned to these awards in this Proxy Statement.
As one of the oldest ESOP service companies in the United States, our compensation plans are developed in part with the objective of retaining and fostering employee ownership. Thus, many aspects of our compensation plans, including the MICP, as well as the granting of PRSUs, were developed to promote employee ownership through Company performance and enhanced shareholder value. The compensation plans discussed in the Proxy Statement, as well as their category, are as follows:

REALIZED PAY	REALIZABLE PAY
(payment and compensation)	(potential payments and opportunities)

Base Salary	Stock Options **
MICP	Stock Appreciation Rights *
Supplemental Bonus Plan	Performance-Based Restricted Stock Units
Perquisites	Qualified Retirement Plan
Nonqualified Retirement Plans
* Awarded prior to 2019 and exercisable over time in future years.
**Awarded prior to 2021 and exercisable over time in future years.

The Davey Tree Expert Company - 2024 Proxy Statement

Each element of the NEOs’ compensation, including additional information regarding the alignment of pay and performance for each program, is discussed in more detail below.
Base Salaries
Although not tied to a specific benchmark or pre-determined formula, we pay executive officers a base salary that generally is near 90% of the market “midpoint” for similar positions at companies of approximately the same size and complexity. We have not established a unique peer group for compensation competitiveness studies. However, we periodically retain Pay Governance to determine the adequacy of base salaries, as well as all other compensation, of the Company’s executive officers. This review includes examining market data as part of the evaluation process. We engaged Pay Governance to review compensation in 2023, with the next review scheduled to occur in 2025.
In addition, we evaluate the CEO based on the Company’s annual performance, as well as other performance objectives as established by the Compensation Committee, including demonstrated capabilities, scope of responsibility, experience, expertise, achievement of results, and development of management employees. These other objectives can and do change annually and may incorporate such things as management succession activities, board governance issues and other objective and individual measures of significance to the Company. For 2023, these measures included meeting a specified operating profit target, achieving sales growth consistent with our strategic plan, and obtaining a specified ROAIC. Other considerations included targeted acquisitions in selected markets and ongoing management succession planning. Annually, the salaries of other executive officers are reviewed by the Compensation Committee with the CEO to determine merit and performance increases. The Compensation Committee also interacts with senior executives at various times during the year, which aids in our assessment of everyone’s performance.
The base salary disclosed in the “2023 Summary Compensation Table” on page 46 for each NEO in 2023 and prior years reflects the philosophy outlined above as it relates to executive compensation. The increase in their 2023 base salary over 2022 base salary reflects the NEOs’ achievement of the specific objectives noted above, as well as adjustments based on the results of the 2021 Pay Governance study to continue to provide market-competitive salaries.
Annual Incentive Compensation Plan
To align executive officer compensation with the interests of the Company’s shareholders, we have established a policy whereby a significant portion of the NEOs’ compensation is contingent on the Company’s profitability. Under the MICP, the executive officers and other key management personnel have an opportunity to earn an incentive bonus award based primarily on annual operating profit achieved, an assessment considered to be a significant measure of financial success for the Company and the shareholders. Consistent with the Board’s objective of linking compensation to performance for the NEOs, these incentive awards at the “target” level approximate 70% to 85% of a participant’s total annual base salary. In addition, there are approximately 60 other non-executive employees who are eligible for an incentive award under the MICP of between approximately 10% and 55% of the total annual base salary. In addition to the mathematical calculation under the plan formula, we have the option to consider other relevant factors, as determined by the Board, in setting the NEOs’ final incentive awards. Such factors might include segment performance or achievement of individual financial or nonfinancial goals. We also may consider extraordinary or nonrecurring events affecting the annual results, as well as the achievement of nonfinancial goals, such as management succession or customer benchmarks, in evaluating the achievement of performance targets. The amount of bonus awards will increase the closer the actual results are to the target.
The MICP was designed with Pay Governance’s assistance to provide competitive incentive opportunities at or above market median levels, and the MICP percent of total annual salary range for each NEO is based on that NEO’s duties and responsibilities for certain

The Davey Tree Expert Company - 2024 Proxy Statement

segments and operations of the business. The Compensation Committee establishes, as a percentage of revenue, a target operating profit percentage each year, calculated as described below. To the extent that the target operating profit percentage is exceeded, the NEO’s incentive award will increase. At 120% of the annual target, the formula is increased such that 150% of the normal target percentage of base salary is granted. At or above 121% of the annual target, an amount equal to 25% of the excess operating profit over 120% of our annual target is added to the annual incentive pool. However, in no event will the annual incentive payments for all participants be greater than 15% of the actual operating profit for that year. If the Company’s actual operating profit percentage is below 80% of the annual target as set by the Board, generally no incentive bonuses are paid.
For a given year, each NEO has a target bonus percentage set between 70% and 85% of the NEO’s base salary. For 2023, NEO target bonus percentages were set by the Compensation Committee pursuant to the 2021 Pay Governance study and were as follows: Mr. Covey -- 85%, and all other NEOs -- 70%. Each NEO is then evaluated for achievement of the goals and objectives described above and a NEO’s failure to achieve these goals and objectives may impact the NEO’s incentive award.
For 2023 and 2022, the target operating profit percentage was set at 6.4%. The operating profit percentage achieved for fiscal years 2023 and 2022 was 7.3% and 7.0%, respectively. The target operating profit percentage was determined based on several factors, including competitive, economic and environmental factors. While this percentage may appear to be conservative, we continue to believe that with the current economic and regulatory pressures, ongoing litigation costs, and considering unforeseen developments, it is realistic and achievable. Incentive awards are calculated after year-end financial results are reviewed, and no award is paid until the annual financial statements are certified by the Company’s independent auditors and the incentive award payouts are approved by the Compensation Committee and the Board.
We calculate operating profit percentage by dividing operating profit by revenues. Operating profit, a non-GAAP financial measure, is defined as income from operations as presented in the Company’s financial statements prepared under U.S. GAAP adjusted to exclude administrative incentive compensation expense; pension expense; stock-based compensation expense; excess declining-balance depreciation method expense over straight-line method depreciation expense; gains and losses on the sale of assets; and other similar one-time expenses. The number is further adjusted to include state and local income taxes and to remove the effect of any item deemed an extraordinary or nonrecurring event. Although we have not developed a pre-determined list of such events, it could potentially include a phenomenal weather event, terrorist attack, or restructuring of an operating unit. We also consider the achievement of non-financial goals or objectives, such as successful management succession. We use the non-GAAP measurement of operating profit because we believe this measurement reflects those items that are directly within the executive’s control and responsibilities. As reflected in the “Non-Equity Incentive Plan Compensation” column of the “2023 Summary Compensation Table” on page 46, due to the actual operating profit percentage being lower than in 2022, the MICP payments to all NEOs were lower than in the prior year.
Management Supplemental Bonus Plan
Because a high level of performance is expected from the NEOs and other key management personnel, we implemented the Management Supplemental Bonus Plan (“MSBP”). The Compensation Committee determined that this plan was an important part of recognizing those who, by virtue of their level of responsibility and proven results, bring added value to the organization and achieve results despite continued regulatory, contractual, and economic pressures. More specifically, the NEOs and key management personnel have direct responsibility to implement the Company’s strategic plan to drive shareholder value by increasing revenues and enhancing operating margins through a focus on client loyalty and employee engagement. Bonuses under the MSBP are not subject to a predetermined set of metrics or benchmarks, but any MSBP bonuses are approved annually by the Board and generally are paid in January of each year. The

The Davey Tree Expert Company - 2024 Proxy Statement

strategic plan continues to be implemented by the NEOs, as well as other management personnel, through a series of initiatives to implement strategies related to engaged employees, loyal clients and committed shareholders. Payments to the NEOs under the MSBP are reflected in the “Bonus” column of the “2023 Summary Compensation Table” on page 46.
Perquisites
NEOs qualify for certain perquisites as described in footnote 7 to the “2023 Summary Compensation Table” on page 46. Many of these perquisites, including the health plan, long-term disability plan, personal tax preparation fees, and the management car plan, are made available to other officers and management employees of the Company. We believe these perquisites are appropriate to attract and retain qualified personnel and to provide additional incentives to enhance management’s performance and commitment.
Other Bonus Plans
We also paid discretionary bonuses to many office personnel and paid bonuses under various retention, production and sales programs to eligible field employees.
Long-Term Incentive Compensation
The principal objective of our long-term incentive program is to reward employees for achieving positive long-term results that increase the value of the Company’s stock, as well as to dissuade management from concentrating solely on annual results. By providing opportunities for employees to acquire stock, including through the Employee Stock Purchase Program and the PRSU program described below, we are aligning the long-term value of the stock price with potential financial gains for employees and executives.
Performance-Based Restricted Stock Units
Since 2021, our long-term incentive program for NEOs has consisted entirely of awards of PRSUs, because we no longer grant stock options or SARs to our NEOs. PRSUs are granted to NEOs pursuant to the long-term performance plan available to officers and selected managers. This is consistent with market practices utilized by other companies similar in size and in accordance with an updated approach to long-term incentives. Further, we believe that return on invested capital inherent in PRSU awards is an appropriate measure of corporate performance because achievement of these targets would increase shareholder return and provide expansion opportunities for the Company.
The level of an award of PRSUs under the long-term performance plan is made each fiscal year based on the ROAIC, the levels of which were set based on an analysis of industry benchmarks. The ROAIC is calculated as “EBIT” divided by Average Invested Capital (“IC”) where:

EBIT =	Net income + taxes + interest

IC =	Net worth (total assets less total liabilities) + funded debt (defined as long-term debt, current debt and current/long term leases)

Average IC =	Beginning IC at January 1, 2023 + Ending IC at December 31, 2023, divided by two
The ROAIC for receiving the maximum award is currently set at 24%, the same as it was when first established by the Board in 2004. Further, if the ROAIC is 8% or less, there will be no PRSU awards. Achieving an ROAIC of more than 8%, but less than 24%, will result in a participant receiving a portion, but less than the full value, of the PRSU grant. Target ROAIC is 16%. Achieving a ROAIC of

The Davey Tree Expert Company - 2024 Proxy Statement

more than 8%, but less than 16%, will result in a participant receiving a portion, but less than the target value, of the PRSU grant. Achieving an ROAIC above 16% will result in a participant receiving more than the target amount, with a maximum award achieved at an ROAIC of 24%, which results in an award that is 200% of the target. The actual ROAIC achieved in 2022 was 18.11%, which resulted in 126.36% of potentially available PRSUs being awarded in 2023. In 2023, each NEO received a PRSU award as described in the “2023 Grants of Plan-Based Awards” table on page 48.
PRSUs awarded prior to 2019 vest five years from the date of grant but will not generally be paid until retirement or qualified termination. We designed those pre-2019 PRSU awards to retain executive talent by enhancing long-term retirement benefits and established the award levels based on job responsibilities and performance. Except as it relates to the calculation, PRSU awards are not based upon or in any way contingent upon the participant’s compensation package. Effective as of January 1, 2019, the Company, to simplify the compensation program to employees, and with approval from the Compensation Committee and Board of Directors, amended the Long-Term Incentive Plan to modify the terms of distribution of future shares issued under the PRSU awards to be paid upon vesting rather than upon retirement or termination. Effective as of March 1, 2021, the Company, with approval from the Compensation Committee and Board of Directors, further changed the Long-Term Incentive Plan to reduce the vesting period for PRSU awards from five years to three years and modified the PRSU awards to include a base target component. The base target component reflects 100% of the eligible award value to be granted upon achieving 16% ROAIC. Achieving an ROAIC below or above 16% will result in a participant receiving less than or more than the target amount. The ROAIC for receiving the maximum award remains at 24% but results in an award which is 200% of the target. The changes are intended to positively impact employees and provide more immediate share ownership.
In September 2022, the Company, with approval from the Compensation Committee and Board of Directors, amended the components of the ROAIC calculation on a prospective basis, to include operating leases as a component of IC for awards issued beginning in 2024 (based on 2023 Average ROAIC) and to make adjustments to the individual target PRSUs to accommodate the effect the inclusion of operating leases will have on ROAIC and the resultant awards. This change in the methodology for calculating ROAIC is intended to better align with the Company’s current capital structure and increased usage of operating leases in our business. Increases in targeted awards for 2024 will range from 30%-50%.
Stock Appreciation Rights
Prior to 2019, eligible employees received annual grants of stock-settled SARs. The award level for each participant in the plan was based on that participant’s scope of responsibilities and the ability to achieve success given these responsibilities. The Compensation Committee, with input from the CEO, established SAR award levels based on the participant’s responsibility and position. This program was intended to further our objective to align the long-term value of the Company’s stock price with financial incentives for the NEOs, other officers and managers. Under the plan, SARs are used to acquire common shares based on the appreciation in the stock price multiplied by the number of SARs awarded. The appreciation is calculated by subtracting the stock price at the date of grant from the stock price at the date of redemption. SARs vest at the rate of 20% per year and are automatically deemed exercised on the tenth anniversary of the effective date of the grant. Effective as of January 1, 2019, the Company, to simplify the compensation programs to employees, and with approval from the Compensation Committee and Board of Directors, amended the Long-Term Incentive Plan to discontinue future awards of SARs and replace the value to participants of those future awards with PRSUs, as discussed above. All SARs previously granted and outstanding are administered and settled in accordance with the provisions of the plan.

The Davey Tree Expert Company - 2024 Proxy Statement

Stock Options
Prior to March 2021, eligible employees received stock options which generally vested in equal installments over five years, beginning on the first anniversary of the grant date. These options provide NEOs and other leading managers with the opportunity to acquire common stock over time at a price that is fixed, based on the stock valuation price as of the date of grant. Each option has a limited term, generally expiring no later than ten years from the date of grant. At the end of the option term, the right to purchase any unexercised options expires. Except as described below, option holders generally forfeit any unvested or unexercised options if their employment with the Company terminates.
In the case of a retirement by an option holder, the retiree may exercise vested stock options within three months after the date of retirement. If an option holder dies or is permanently disabled while employed by the Company, or within three months following the date of the option holder’s retirement, the option holder, or option holder’s representative, has the right to exercise any vested stock options within one year after such event. Also, we may accelerate unvested options to become immediately exercisable, in-full or in-part, upon death, permanent disability or retirement, provided the option holder has completed at least one year of continuous service. If the option holder’s termination is due to any reason other than those listed above, the option holder may exercise any vested stock options within the three-month period after the date of termination, but only with the consent of the Compensation Committee, the Board or the CEO. The right to exercise a stock option in these limited circumstances would not result in an extension of that stock option’s initial expiration date.
We have previously granted options considering the number of options currently outstanding, the period between grants and changes within management positions, as well as the overall performance of the Company and the performance of individual grantees. Option grants consider the achievement of certain goals and objectives, including rewarding management employees for their efforts to maintain or replace contracts, identify new business opportunities, develop a labor and talent pool, and sustain existing business, as well as the ability to address ever-expanding regulatory burdens and requirements from local, state and the federal governments. Moreover, although the Compensation Committee makes the final decision, we may solicit input from our senior executives regarding the performance of other officers and employees.
If our stock value increases after the grant of an option, the option becomes more valuable. This accomplishes two objectives. First, except as described above, the employee must remain employed over the vesting period. This requirement provides an incentive for the option holder to remain employed by the Company. Second, it ties a significant component of the employee’s compensation to the interests of all shareholders by focusing executive officers on longer-term results. After considering alternatives to the practice of periodically granting options, and after concluding that granting options was consistent with the goals and objectives of the Company’s compensation plans, we granted stock options in each of the five years through 2020.
In general, stock option grants to nonexecutive employees occurred in the same way as grants to executive officers.
The Company, with approval from the Compensation Committee and the Board of Directors, amended the Long-Term Incentive Plan to discontinue the stock option program for 2022 going forward and replace the value to participants of those awards with PRSU’s.
All stock options previously granted and outstanding shall be administered and settled in accordance with the provisions of the plan.

The Davey Tree Expert Company - 2024 Proxy Statement

Qualified Retirement Plan
The Company’s executive officers, as well as other eligible employees, are entitled to participate in the qualified retirement plan. The plan, the 401KSOP and ESOP Plan (“401K”), was set up pursuant to ERISA regulations and seeks to provide every employee with the opportunity to accumulate funds for retirement.
Under the 401K, an employee who is not a collective bargaining employee, who is at least 21 years old, and has completed one year of continuous service, is eligible to voluntarily enroll in the 401K. The employee may then elect to opt out of the 401K, and participants can suspend contributions at any time. Participant contributions are on a before-tax basis and the Company makes quarterly contributions in Company stock equal to 100% of the first 3% percent and 50% of the next 2% percent of the participant’s W-2 wages, subject to the Internal Revenue Service (“IRS”) limit of $330,000 in 2023 (the government-imposed annual compensation limit required for qualified retirement plans), which will be 100% vested. This represents a potential maximum contribution of 4%. The 401K offers a variety of investment options with varying levels of risks and returns for the participant’s contributions; however, the participant’s investment in Company stock is limited to 25% of the participant’s annual contributions. The value of the account eligible for distribution is the vested investment value at the time of distribution, and there is no guarantee of any rate of return or investment value.
Non-Qualified Retirement Plans
The non-qualified retirement plan is The Davey Tree Expert Company 401KSOP Match Restoration Plan (“Match Plan”).
Pursuant to the Match Plan, an employee who has elected to contribute the maximum amount to the 401K, but who was precluded by Internal Revenue Code (“IRC”) restrictions from receiving the full matching contribution paid by the Company, is eligible to participate in the Match Plan. Under the Match Plan, which was most recently amended effective January 1, 2020, each participant has two potential match criteria. The Company provides for a contribution equal to 100% of the first 3% and 50% of the next 2% of employee contributions to their 401K for participants that are unable to contribute the full matching percentage permitted. Further, the Company will contribute an additional contribution of 4% of employee compensation above the maximum compensation level which is set at $330,000 and $345,000 for 2023 and 2024, respectively. The Company maintains an account record for each employee who meets these criteria to reflect that employee’s interest in the Match Plan. Interest on each account record is accrued annually on December 31. Effective as of January 1, 2017, the Match Plan was amended to provide for (1) a change in the definition of a participant to limit new entrants to those individuals designated as a participant in our Long-Term Incentive Plan and (2) a change in the interest rate for employee accounts maintained under the Match Plan from seven percent per annum to the rate in effect under our payroll savings program.
More information regarding the NEOs’ benefits under the Match Plan is presented in the “2023 Non-Qualified Deferred Compensation” table on page 53.
The Davey Tree Expert Company Retirement Benefit Restoration Plan (“Restoration Plan”) was frozen effective December 31, 2008. After being frozen, no benefits were added to the plan; however, the benefit accruals for the participants in place prior to the plan being frozen continue to be actuarially determined on an annual basis.
In 2013, the Board of Directors elected to close the Supplemental Executive Retirement Plan (“SERP”) to future participants. When the SERP was closed, the decision was made to allow current participants to continue to earn limited benefits because, at the time, these participants had relied on the provisions of this plan in making retirement planning and timing decisions. In keeping with our decisions related to the Restoration Plan, no further accruals under the SERP were made for any NEO after 2015. Further, in December 2016, we set

The Davey Tree Expert Company - 2024 Proxy Statement

the annual SERP retirement benefit for the three remaining active participants. This allowed us to set the Company’s future liability for retirement payments to these participants at a fixed amount per year.
Payments made under these plans will be made from the Company’s general assets.
More information regarding the NEOs’ benefits under the Restoration Plan and the SERP is presented in the “2023 Pension Benefits” table on page 52.
Other Benefit Plans
Other benefit plans that are available to all eligible employees, including NEOs, consist of, among others, the Employee Stock Purchase Plan, the payroll savings plan, the group health insurance plan, the disability plan, the life insurance plan, the dental and vision insurance plans, and the vacation and paid-time-off plans.
Regarding the purchase and sale of stock, other than as described above or in plan documents, executive officers may generally purchase stock on the same basis as any other employee, either through the Employee Stock Purchase Plan or through direct purchase.
Board of Directors Authority
The Board retains the authority to determine eligibility and participation by employees in the plans. Further, except as described above, even though it has no current plan to do so, the Board may amend the plans, and change the costs and the allocation of benefits between persons and groups.
Other Compensation Policies and Practices
No Employment Agreements
Although we consider the NEOs integral to the Company’s success, no NEO or other executive officer, with the exception of Erika J. Schoenberger, has an employment or severance agreement with the Company. Effective July 27, 2018, Ms. Schoenberger entered into an employment agreement with the Company that set forth her base salary and target bonus percentage and provided for her participation in other Company benefit programs. Pursuant to her employment agreement, if her employment is terminated by the Company without cause, Ms. Schoenberger would be entitled to receive severance equal to 1.0 times her base salary as in effect at the time of termination.
Insider Trading Policy / Pledging / Clawback / Stock Redemption Policy
For many years, we have had an Insider Trading and Public Disclosure Policy in place that prevents NEOs, other officers and management personnel from conducting Company stock transactions based on insider information of any kind. Under this policy, certain persons cannot engage in stock transactions using material nonpublic information that could either positively or adversely affect the value of the Company’s stock either through direct transactions with the Company or through the 401K. Because of the unique nature of the restriction on ownership and sale of stock, as well as the fact that the Company’s stock is not publicly traded, we have not identified a need to implement a clawback policy or a prohibition on pledging Company securities. In addition, because of these unique features, we do not have any policies relating to, or prohibitions regarding, hedging by employees (including executive officers) or directors as it is not feasible to hedge Company stock. However, we will continue to monitor our policies and review the effects of implementing such policies.

The Davey Tree Expert Company - 2024 Proxy Statement

We also maintain a Stock Redemption Policy. Under this policy, executive officers, as well as other officers and executive managers, may only redeem stock during a 60-day period, which begins when the year-end stock valuation is released or when the Company’s audited annual financial statements are released, whichever is later, or after the release of the midyear stock price.
Change In Control
For the purposes of the 2014 Omnibus Stock Plan, a “change of control” will be deemed to occur if (i) any person, either alone or together with a group, acquires beneficial ownership of 20% or more of our outstanding common shares or commences a tender or exchange offer for 20% or more of our outstanding common shares that is declared by the Compensation Committee to constitute a “change in control,” (ii) we establish a record date for shareholders to vote upon a merger transaction that will result in our shareholders holding less than 80% of the outstanding shares of the surviving or resulting entity in the merger, the disposition of all or substantially all of our assets, or the dissolution of the Company, or (iii) at any time during a consecutive 24-month period, “continuing directors” represent less than a majority of the members of our Board of Directors (“continuing directors” meaning individuals who were directors at the beginning of the 24-month period or whose appointment or nomination for election as directors was approved by a majority of the continuing directors then in office).
For awards granted under our 2014 Omnibus Stock Plan, upon the occurrence of a “change of control” event as described above, unless the Board of Directors determines otherwise: all outstanding SARs, stock options and stock purchase rights become fully exercisable; all restrictions on restricted stock and other awards are deemed satisfied; and all cash awards become fully earned. Any such determination by the Board of Directors that is made after the occurrence of the change in control will not be effective unless a majority of the directors then in office are “continuing directors” and the determination is approved by a majority of the “continuing directors.” For this purpose, “continuing directors” are directors who were in office at the time of the change in control or who were recommended or elected to succeed “continuing directors” by a majority of the “continuing directors” then in office. Other than as outlined above, the Company has no so-called “golden parachute” severance packages with any NEO.
Tax and Accounting Considerations
In structuring our executive compensation programs, we consider the tax and accounting treatment of our executive compensation arrangements. To date, however, tax and accounting considerations have not dictated what awards have been made or how they have been fashioned.
One such consideration is the potential impact of the limitation on the Company’s federal income tax deduction for certain annual compensation over $1 million paid to a “covered employee” under Section 162(m) of the IRC (“Section 162(m)”). Under Section 162(m), as amended for taxable years after 2017, compensation paid to any of our covered employees generally will not be deductible, if and to the extent that it exceeds $1 million in a year. However, the Compensation Committee has not adopted a policy that would require all compensation to be deductible because the Compensation Committee wants to preserve the ability to pay compensation to our executives in appropriate circumstances, even if such compensation will not be deductible under Section 162(m).
COMPENSATION RISK ANALYSIS
The Compensation Committee addresses compensation risk analysis as an integral part of its ongoing analysis of compensation programs. As part of the compensation structure review, Pay Governance was engaged in 2023 to review our compensation plans. The Board is not

The Davey Tree Expert Company - 2024 Proxy Statement

presently aware of any information that would lead it to believe that risks arising from the Company’s employee compensation policies and practices are reasonably likely to have a material adverse effect on the Company. The Committee will continue to regularly consider risk factors associated with the Company’s compensation structure, including the individual components of the compensation plans, as well as the manipulation of sales, expenses or electronic data, which the Committee believes the Company has sufficient controls in place to prevent.
REPORT OF THE COMPENSATION COMMITTEE
The Committee reviewed and discussed the foregoing Compensation Discussion and Analysis with management and, based thereon, recommended to the Board of Directors that it be included in the 2024 Proxy Statement and incorporated by reference in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.
By the Compensation Committee of the Board of Directors: Catherine M. Kilbane (Chair), Donald C. Brown, and Thomas A. Haught.
COMPENSATION OF NAMED EXECUTIVE OFFICERS
As described in the “Compensation Discussion and Analysis,” a NEO’s compensation is based on several factors, as determined by the Board of Directors. In setting compensation, the Board utilizes several quantitative and qualitative performance-related factors. Although we have not established a specific peer group, the Pay Governance study completed in 2023 reviewed competitive norms and market medians. In general, base salary is set near 90% of the market midpoint for similar positions at companies of approximately the same size and complexity. Incentive plan compensation is based primarily upon achieving an annual predetermined target operating profit percentage. PRSU awards and NQSO awards prior to 2021 were granted pursuant to authority under the 2004 or 2014 Omnibus Stock Plan. PRSU awards are earned based on the achievement of predetermined performance targets and other goals and objectives set by the Board. No NEO (other than Ms. Schoenberger) has an employment agreement or arrangement with the Company and each NEO is considered an employee-at-will.

The Davey Tree Expert Company - 2024 Proxy Statement

2023 Summary Compensation Table

Name and Principal Position	Year	Salary(1)	Bonus (Management Supplemental Bonus Plan)(2)	Stock Awards (PRSU)(3)	Option Awards (NQSO)(4)	Non-Equity Incentive Plan Compensation (Management Incentive Compensation Plan)(5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(6)	All Other Compensation(7)	Total
Patrick M. Covey	2023	$875,000	$10,000	$374,854	$—	$1,140,200	$64,825	$128,966	$2,593,845
Chairman, President and Chief Executive Officer	2022	784,616	10,000	593,036	—	913,900	—	130,343	2,431,895
	2021	742,308	10,000	695,515	—	1,297,850	—	125,496	2,871,169
Joseph R. Paul	2023	$416,000	$10,000	$249,933	$—	$423,100	$—	$58,899	$1,157,932
Executive Vice President, Chief Financial Officer and Assistant Secretary	2022	391,846	10,000	385,476	—	361,300	—	49,725	1,198,347
	2021	374,615	10,000	454,797	—	499,650	—	53,860	1,392,922
Erika J. Schoenberger	2023	$352,000	$10,000	$149,978	$—	$362,650	$—	$32,036	$906,664
Vice President, General Counsel and Secretary	2022	331,269	10,000	237,221	—	308,550	—	41,321	928,361
	2021	316,577	10,000	267,353	—	388,500	—	41,099	1,023,529
Larry R. Evans	2023	$296,000	$10,000	$93,736	$—	$283,450	$—	$30,310	$713,496
Executive Vice President and General Manager, Davey Tree Surgery Company	2022	279,250	10,000	128,540	—	271,600	—	39,343	728,733

Brent R. Repenning	2023	$296,000	$10,000	$93,736	$—	$266,450	$—	$39,824	$706,010
Executive Vice President, U.S. Utility and Davey Resource Group	2022	279,305	10,000	146,287	—	228,250	—	44,528	708,370
	2021	268,538	10,000	152,409	—	335,900	—	44,895	811,742
NOTE: The table includes both compensation paid to or on behalf of the NEO and values that represent fair value and actuarial calculations for amounts that are anticipated, under specific circumstances, to be paid sometime in the future. The Salary, Bonus, Non-Equity Incentive Plan Compensation and All Other Compensation columns are amounts paid to or on behalf of the NEO. The Stock Awards (PRSU) and Option Awards (NQSO) columns represent the aggregate grant date fair value calculated in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification “FASB ASC Topic 718,” Compensation – Stock Compensation and do not reflect cash payments. The Change in Pension Value and Nonqualified Deferred Compensation Earnings column is an actuarial calculation of benefits that could be paid in the future, under specific circumstances, to the NEO.
(1)    For the most recent year, earned during fiscal year 2023. We do not permit deferral of bonuses or salary and we have no agreement with any NEO to pay any deferred discretionary or required payment amount. Employee directors do not receive any compensation for their service as a director.
(2)    As described on page 31 of the “Compensation Discussion and Analysis,” NEOs received discretionary bonus payments under the MSBP in January 2024.
(3)    The amounts reported in this column represent the aggregate grant date fair value for the PRSU awards in each respective year, as calculated under FASB ASC Topic 718. The amounts reported do not necessarily correspond to the actual economic value that will be received by the NEO from the awards. The assumptions made in calculating the grant date fair value amounts for these awards are included in Note O, “Stock-Based Compensation,” to the consolidated financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2023. We achieved 18.11% ROAIC in 2022 and, therefore 126% of the fair market value of potentially available PRSUs (maximum level) were earned by each NEO in 2023.

The Davey Tree Expert Company - 2024 Proxy Statement

(4)    As described on page 40 of the “Compensation Discussion and Analysis” the Company discontinued the stock option program and replaced the value of those awards with PRSUs
(5)    Payments under the MICP, with the most recent payments earned in 2023 and paid in March 2024.
(6)    The amounts reported in this column represent the change in present value of accumulated pension benefits under all defined benefit plans as reported in the “2023 Pension Benefits Table.” These values do not reflect compensation paid to the NEO. The change in pension value for each participating NEO is calculated using actuarially-determined values based on, among other things, mortality, value of other pension benefits, and compensation level. Mr. Covey is the only NEO who participated in a defined benefit pension plan of the Company in 2023, and the change in the actuarial present value during 2023 of the defined benefit pension plan for him was negative, with the value of Mr. Covey’s pension benefits increasing by $64,825. We do not provide preferential or “above market” earnings on our NEOs’ nonqualified deferred compensation plan accounts.
(7)    All Other Compensation represents benefits and perquisites paid on behalf of each NEO, including expenses associated with our 401K Company match in 2023 of $13,200 for Messrs. Covey, Paul, Evans, and Repenning and Ms. Schoenberger. Company contributions under our Match Plan for 2023 are as follows: Mr. Covey, $86,200; Mr. Paul, $39,169; Ms. Schoenberger, $12,463; Mr. Evans, $13,345; and Mr. Repenning, $15,108, our management car plan, our long-term disability plan, personal tax preparation fees, health plan, club membership fees and approved travel to meetings and events by a NEO’s spouse or significant other. No individual perquisite for any NEO in any of the above-named categories was in excess of $25,000 or 10% of the total perquisites listed for the NEO, whichever is greater.
Grants of Plan-Based Awards in Last Fiscal Year
Grants of plan-based awards are, as described in the “Compensation Discussion and Analysis,” based in part on the goals of employee retention and stock-value increase.
At no time during the last fiscal year were any outstanding options or other equity-based awards repriced or otherwise materially modified. For the purposes of this discussion, a material modification could include an extension of exercise periods, a change in vesting or forfeiture conditions, or a change or elimination of applicable performance criteria. Equity awards are based on their estimated fair value determined at the date of grant.
No dividends or dividend equivalents are paid on unexercised stock options, SARs, or PRSU awards.

The Davey Tree Expert Company - 2024 Proxy Statement

2023 Grants of Plan-Based Awards*

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			Grant Date Fair Value of Stock and Option Awards(3) $
		Threshold $	Target $	Maximum $	Threshold #	Target #	Maximum #
Patrick M. Covey	03/03/2023				—	16,216	32,432	$374,854
		$595,000	$743,750	$892,500
Joseph R. Paul	03/03/2023				—	10,811	21,622	$249,933
		$232,960	$291,200	$349,440
Erika J. Schoenberger	03/03/2023				—	6,486	12,973	$149,978
		$197,120	$246,400	$295,680
Larry R. Evans	03/03/2023				—	4,054	8,108	$93,736
		$165,760	$207,200	$248,640
Brent R. Repenning	03/03/2023				—	4,054	8,108	$93,736
		$165,760	$207,200	$248,640
(1)    Estimated future annual incentive compensation under our MICP as a percentage of year-end base salary, based on achieving 80%, 100% and a maximum of 120% (excluding 25% of excess operating profit) of target operating profit, respectively. As described in the “Compensation Discussion and Analysis,” the Compensation Committee has discretion to increase or decrease these awards based on individual performance and other factors.
(2)    PRSU awards granted to all NEOs in 2023. Under the long-term performance plan, PRSU grants vest in three years and are payable upon vesting. As described in the “Compensation Discussion and Analysis,” PRSU awards can range from zero to 200% of the potentially available PRSUs and are based on achieving ROAIC of between 8% (threshold) and 24% (maximum).
(3)    Note O, “Stock-Based Compensation,” to our financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 sets forth the assumptions as to the grant date fair value of the awards based on FASB ASC Topic 718.

The Davey Tree Expert Company - 2024 Proxy Statement

Outstanding Equity Awards at 2023 Fiscal Year-End*(1)

Name	Option Grant/ Stock Award Date	Option Awards(2)(3)(4)(6)								Stock Awards(5)(6)
		Number of Securities Underlying Unexercised Options Exercisable #	Number of Securities Underlying Unexercised Options Unexercisable #	Option Exercise Price $	Option Expiration Date	Number of SARs That Have Vested #	Number of SARs That Have Not Vested #	SARs Exercise Price $	SARs Expiration Date	Number of PRSUs That Have Not Vested #	Market Value of PRSUs That Have Not Vested $
Patrick M. Covey	03/07/2014					51,600		$6.60	03/07/2024
	03/06/2015					51,600		7.53	03/06/2025
	06/29/2015	12,000		$7.53	06/29/2025
	03/04/2016					58,000		8.18	03/04/2026
	06/28/2016	12,000		8.18	06/28/2026
	03/03/2017					29,200		8.80	03/03/2027
	06/23/2017	10,000		8.80	06/23/2027
	03/09/2018					32,142		9.55	03/09/2028
	06/28/2018	10,000		9.55	06/28/2028
	03/07/2019	8,000	2,000	10.55	03/07/2029					6,560	$145,632
	03/06/2020	6,430	4,286	12.10	03/06/2030					26,232	582,350
	03/04/2021									46,930	1,041,846
	03/03/2022									33,149	735,908
	03/03/2023									20,495	454,989
Joseph R. Paul	03/07/2014					43,400		$6.60	03/07/2024
	03/06/2015					43,400		7.53	03/06/2025
	03/04/2016					50,000		8.18	03/04/2026
	03/03/2017					25,200		8.80	03/03/2027
	03/09/2018					24,844		9.55	03/09/2028
	03/07/2019		1,200	$10.55	03/07/2029					5,070	$112,554
	03/06/2020		2,572	12.10	03/06/2030					15,540	344,988
	03/04/2021									30,688	681,274
	03/03/2022									21,547	478,343
	03/03/2023									13,665	303,363
Erika J. Schoenberger	03/07/2019	4,025	1,200	$10.55	03/07/2029
	03/06/2020	3,858	2,572	12.10	03/06/2030					4,476	$99,367
	03/04/2021									18,040	400,488
	03/03/2022									13,260	294,372
	03/03/2023									8,200	182,040

The Davey Tree Expert Company - 2024 Proxy Statement

Outstanding Equity Awards at 2023 Fiscal Year-End (continued)*(1)

Name	Option Grant/ Stock Award Date	Option Awards(2)(3)(4)(6)								Stock Awards(5)(6)
		Number of Securities Underlying Unexercised Options Exercisable #	Number of Securities Underlying Unexercised Options Unexercisable #	Option Exercise Price $	Option Expiration Date	Number of SARs That Have Vested #	Number of SARs That Have Not Vested #	SARs Exercise Price $	SARs Expiration Date	Number of PRSUs That Have Not Vested #	Market Value of PRSUs That Have Not Vested $
Larry R. Evans	03/06/2015					5,000		$7.53	03/06/2025
	03/04/2016					8,400		8.18	03/04/2026
	06/28/2016	4,000		$8.18	06/28/2026
	03/03/2017					4,400		8.80	03/03/2027
	06/23/2017	3,000		8.80	06/23/2027
	03/09/2018					8,638		9.55	03/09/2028
	06/28/2018	3,400		9.55	06/28/2028
	03/07/2019									1,764	$39,161
	06/12/2019	2,904	726	10.55	06/12/2029
	03/05/2020									6,216	137,995
	06/17/2020	2,400	1,600	12.10	06/17/2030
	04/29/2021									9,632	213,830
	04/11/2022									7,185	159,507
	03/03/2023									5,125	113,775
Brent R. Repenning	06/30/2014	12,000		$6.60	06/30/2024
	03/06/2015					8,400		$7.53	03/06/2025
	06/29/2015	8,000		7.53	06/29/2025
	03/04/2016					8,400		8.18	03/04/2026
	06/28/2016	8,000		8.18	06/28/2026
	03/03/2017					4,400		8.80	03/03/2027
	06/23/2017	6,000		8.80	06/23/2027
	03/09/2018					9,160		9.55	03/09/2028
	06/28/2018	6,000		9.55	06/28/2028
	03/07/2019	4,800	1,200	10.55	03/07/2029					1,870	$41,514
	03/06/2020	3,858	2,572	12.10	03/06/2030					6,340	140,748
	03/04/2021									10,284	228,305
	03/03/2022									8,177	181,529
	03/03/2023									5,125	113,775
*Prior periods have been adjusted for the Stock Split.
(1)    No equity securities have been issued or authorized for issuance under any plan that has not been approved by our shareholders. The equity compensation awards included in this table consist of stock options, SARs and PRSUs that were granted under the 2004 or 2014 Omnibus Stock Plan, which were approved by our shareholders at our annual meetings in 2004 or 2014, respectively.

The Davey Tree Expert Company - 2024 Proxy Statement

(2)    The exercise price of all options granted was the fair market value of our stock, as determined by the Board with the assistance of our independent stock valuation firm, as of the date of the grant.
(3)    All options vest and become exercisable in equal installments over five years and expire ten years from the date of grant.
(4)    SARs vest and become exercisable in equal installments over five years and are automatically deemed exercised on the tenth anniversary of the effective date of the grant. When redeemed, SARs are used to acquire common shares based on the appreciation in the stock price from the date of grant to the date of exercise, multiplied by the number of SARs awarded.
(5)    PRSU grants awarded based upon our ROAIC, prior to January 1, 2019, will vest on the earlier of five years or retirement and are payable after retirement. PRSU grants awarded based upon our ROAIC after January 1, 2019, but before March 1, 2021, will vest on the earlier of five years or retirement and are payable upon vesting. PRSU grants awarded based upon our ROAIC after March 1, 2021 will vest on the earlier of three years or retirement and are payable upon vesting. Within the range of PRSU performance criteria, we achieved 200% of the base target PRSU award available in 2022 and granted in 2023. Dividends are not calculated or paid on these awards, and they do not have any voting rights.
(6)    The market value at fiscal year-end 2023 is based on the fair value (ESOT valuation) of $22.20 per share.
2023 Option Exercises and Stock Vested*

Name	Option Awards				Stock Awards
	Number of NQSO Shares Acquired on Exercise in 2023 #	Value of NQSO Shares Realized on Exercise(1) $	Number of SARs Vested in 2023 #	Appreciation Value Realized on Exercise of SARs (Vested)(2) $	Number of Shares Acquired on Vesting (PRSUs Vested in 2023) #	Value Realized on Vesting (PRSUs)(3) $
Patrick M. Covey	10,000	$119,000	6,428	$81,319	4,056	$90,043
Joseph R. Paul	4,886	40,150	4,969	62,855	3,652	81,074
Erika J. Schoenberger	775	6,161	—	—	—	—
Larry R. Evans	—	—	1,728	21,854	1,216	26,995
Brent R. Repenning	8,000	101,600	1,832	23,175	1,216	26,995
*Prior periods have been adjusted for the Stock Split.
(1)    The value realized upon exercise of options is based on the difference between the option exercise price and the fair market value of the underlying securities at the date of exercise.
(2)    Based on the appreciation of the stock price from the date of grant to the date of exercise, multiplied by the number of SARs vested.
(3)    The market value of PRSUs that have vested, including, for PRSUs granted prior to January 1, 2019, PRSUs that are unpaid, is based on the fiscal year-end December 31, 2023 fair value (ESOT valuation) of $22.20 per share.
Pension Plan Information
We closed the SERP to future participants in 2013, froze the benefit level for current participants in May 2015 and, as discussed in this Proxy Statement, set the annual payment at retirement for the three remaining active participants in 2016. We also froze the Restoration Plan effective December 31, 2008.
Prior to the freeze in 2015, the SERP provided a retirement benefit equal to 30% multiplied by a Final Average Compensation calculation, which was then reduced by the sum of the employee’s Restoration Plan benefit, the benefit under The Davey Tree Expert Company

The Davey Tree Expert Company - 2024 Proxy Statement

Employee Retirement Plan (the “ERP”), 401K benefit, Match Plan benefit and one-half of the employee’s social security benefit. This amount was further reduced if a participant had less than 20 years of service at age 65. “Final Average Compensation” was based on the average of the highest three annual earnings out of the five years prior to retirement. In 2016, SERP benefits payable to the three remaining active participants upon retirement were set at a fixed amount per year based on the benefit accrued to date. This change allowed the Company to fix the SERP at a set level; however, the Company is still required to periodically adjust the actuarially determined benefit accrual.
Prior to the freeze on December 31, 2008, under the Restoration Plan, an employee whose benefit under the ERP was limited by applicable sections of the IRC was eligible to qualify for a benefit. The Board of Directors determined who, among eligible employees, would participate in the Restoration Plan. The Restoration Plan allowed for a restoration accrual such that the employee would receive a monthly benefit that, when added to the monthly benefit from the ERP, equaled the monthly retirement benefit that would have been payable if certain IRC provisions were not in effect. This permitted an affected employee to attain the same percentage benefit value as any employee participant not affected by these limitations.
2023 Pension Benefits(1)

Name	Plan Name	Number of Years Credited Service(2)(3) #	Present Value of Accumulated Benefit $	Payments During Last Fiscal Year $
Patrick M. Covey	SERP	22.70	$605,482	$—
	Restoration Plan	16.30	11,085	—
Joseph R. Paul	SERP	—	$—	$—
	Restoration Plan	—	—	—
Erika J. Schoenberger	SERP	—	$—	$—
	Restoration Plan	—	—	—
Larry R. Evans	SERP	—	$—	$—
	Restoration Plan	—	—	—
Brent R. Repenning	SERP	—	$—	$—
	Restoration Plan	—	—	—
(1)    Represents the present value of accumulated retirement benefits payable upon reaching retirement. Each of the above referenced plans is described in the “Compensation Discussion and Analysis.” Mr. Covey is the only Named Executive Officer who participated in a defined benefit pension plan in 2023.
(2)    As a result of freezing the Restoration Plan on December 31, 2008, the number of years of credited service remains fixed as of that date for these Plans.
(3)    The SERP was closed to new participants effective for 2013 and frozen in May 2015; therefore, the number of years of credited service remains fixed as of the date the SERP was frozen.

The Davey Tree Expert Company - 2024 Proxy Statement

2023 Non-Qualified Deferred Compensation

Name	Company Contributions in 2023(1)	Aggregate Earnings in 2023	Aggregate Withdrawals / Distributions	Aggregate Balance at December 31, 2023(2)(3)
Patrick M. Covey	$86,200	$15,092	$—	$517,621
Joseph R. Paul	39,170	5,294	—	190,500
Erika J. Schoenberger	12,463	1,987	—	69,264
Larry R. Evans	13,345	2,486	—	84,403
Brent R. Repenning	15,108	2,286	—	80,450
(1)    Contributions pursuant to our Match Plan, which are described in the “Compensation Discussion and Analysis” section of this Proxy Statement, are also included in the “2023 Summary Compensation Table” under the “All Other Compensation” column.
(2)    No NEO made any contributions to the type or category of benefits that the NEO would be entitled to receive as described in the Match Plan, and no NEO made any withdrawals or received any distributions during 2023.
(3)    The current year amounts reflected in this table are included in the “2023 Summary Compensation Table” under “All Other Compensation.” The total aggregate amounts to date calculated under the Match Plan are as follows: Mr. Covey, $453,338; Mr. Paul, $172,360; Ms. Schoenberger $65,333; Mr. Evans, $77,320; and Mr. Repenning, $75,278.
Potential Payments Upon Termination or Change-in-Control
Should an NEO retire, resign, die, become disabled or otherwise terminate employment with us, the NEO would be entitled to any accrued or vested benefits. The types or categories of benefits that the NEO would be entitled to receive are described in the “Compensation Discussion and Analysis.” Those accrued or vested benefits would consist primarily of any vested retirement benefits from the qualified and nonqualified retirement plans, SARs, and any stock options or PRSUs. Other than as listed for Ms. Schoenberger, no NEO is entitled to any other compensation upon termination, and no NEO has a written agreement with us regarding any payment upon termination. Pursuant to her Employment Agreement, Ms. Schoenberger would be entitled to severance equal to 1.0 her base salary, if the Company were to terminate her employment without cause.
The following table shows the amounts that would be payable under each benefit plan as if a triggering event (i.e., change in control, retirement, death, permanent disability or certain terminations) had occurred as of December 31, 2023.

The Davey Tree Expert Company - 2024 Proxy Statement

Plan Benefits--December 31, 2023 “as if” Triggering Event Occurred(1)

Name	Plan Name	Frequency	Benefit Payable Upon Triggering Event(2)
Patrick M. Covey	SERP(3)	Annual Benefit	$61,000
	Restoration Plan(3)	Annual Benefit	1,000
	Match Plan	Onetime Payment	517,621
	PRSU(4)	Onetime Payment	2,960,725
Joseph R. Paul	SERP(3)	Annual Benefit	$—
	Restoration Plan(3)	Annual Benefit	—
	Match Plan	Onetime Payment	190,500
	PRSU(4)	Onetime Payment	1,920,522
Erika J. Schoenberger	SERP(3)	Annual Benefit	$—
	Restoration Plan(3)	Annual Benefit	—
	Match Plan	Onetime Payment	69,264
	PRSU(4)	Onetime Payment	976,267
	Severance	Onetime Payment	352,000
Larry R. Evans	SERP(3)	Annual Benefit	$—
	Restoration Plan(3)	Annual Benefit	—
	Match Plan	Onetime Payment	84,403
	PRSU(4)	Onetime Payment	664,268
Brent R. Repenning	SERP(3)	Annual Benefit	$—
	Restoration Plan(3)	Annual Benefit	—
	Match Plan	Onetime Payment	80,450
	PRSU(4)	Onetime Payment	705,871
(1)    Each of the plans presented is more fully described in the “Compensation Discussion and Analysis,” and this table represents those benefits under our nonqualified plans that would be payable or exercisable by our NEOs if a “triggering event” occurred as of December 31, 2023, excluding options and awards that have vested as disclosed in “Option Exercises and Stock Vested” tables in this and previous Proxy Statements. For purposes of this table, a triggering event includes death, permanent disability, retirement or termination for any reason. No NEO is subject to a noncompete or confidentiality agreement or other material conditions or obligations applicable to the receipt of benefits. The amounts shown in this table are estimates based on the assumptions stated here and required by the SEC’s rules. The actual amounts payable can only be determined upon the occurrence of the actual triggering event.
(2)    If the triggering event were a change in control, all the benefits listed in the table would be applicable. In addition, all unvested NQSO awards would become exercisable. The value of unexercisable NQSO awards that would become exercisable for each NEO is as follows: Mr. Covey, $139,558; Mr. Paul, $39,957; Ms. Schoenberger $39,957; Mr. Evans, $24,618; and Mr. Repenning, $39,957 The value of these awards is based on the number of unvested options multiplied by the difference between the exercise price and the market price on December 31, 2023 of $22.20 per share. PRSUs issued under the current plan rules are forfeited if termination is for cause by the Company or the NEO voluntarily terminates employment with the Company.
(3)    The benefit is based on the lifetime payment option. The benefit will be reduced if the participant chooses a different payment option. The different payment options are outlined under the “Pension Plan Information” beginning on page 51 in this Proxy Statement. Mr. Covey is the only NEO who participated in the SERP or the Restoration Plan in 2023.
(4)    The benefit payable value is based on the number of stock units multiplied by the fair value at December 31, 2023 of $22.20 per share.

The Davey Tree Expert Company - 2024 Proxy Statement

CEO Pay Ratio
SEC rules allow us to select a methodology for identifying our median employee in a manner that is most appropriate based on our size, organizational structure and compensation plans, policies and procedures, and the information provided below is a reasonable estimate in accordance with SEC rules.
As permitted by the SEC rules, in calculating the CEO pay ratio disclosures for 2023, we continued to use the same median employee who was identified as the median employee for 2022. There have been no significant changes in employee population or compensation arrangements that would significantly impact the pay ratio disclosure, therefore, in determining our median employee, we used December 31, 2022 as the determination date. We reviewed our entire employee population as of December 31, 2022 to prepare the pay ratio analysis. Our employee population consisted of 10,171 individuals located in the United States and Canada. This population consists of full-time, part-time and temporary employees.
Our median employee was selected using total cash compensation (base salary, including overtime, and cash incentive compensation, where applicable), which was consistently applied across our entire employee population for the year ended December 31, 2022 (excluding Mr. Covey, our current CEO). We annualized the base salary of all employees who were hired in 2022 but did not work for the entire year, and for employees in Canada, we converted their base salary to U.S. dollars. In determining our median employee, we did not use any of the exemptions permitted under SEC rules, and we included employees who joined the Company through acquisitions.
The 2023 annual total compensation of our median employee, calculated in the same manner as 2023 annual total compensation was calculated for the CEO for purposes of the 2023 Summary Compensation Table, was $49,606. The 2023 annual total compensation of our CEO, as reported in the 2023 Summary Compensation Table, was $2,593,845.
Based on this information, for 2023, the ratio of the annual total compensation of our Chief Executive Officer to the median of the annual total compensation of all employees other than CEO was estimated to be 52 to 1.
The pay ratio rules provide companies with flexibility to select the methodology and assumptions used to identify the median employee, calculate the median employee’s compensation and estimate the pay ratio. As a result, our methodology may differ from those used by other companies, which could make it difficult to compare our pay ratio with the pay ratio disclosed by other companies, including those within our industry.
Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between “compensation actually paid” to our principal executive officer (“PEO”) and to our non-PEO named executive officers (“non-PEO NEOs”) and certain financial performance of the Company. Compensation actually paid, as determined under SEC requirements, does not reflect the actual amount of compensation earned by or paid to our executive officers during a covered year. For further information concerning the Company’s pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to “Compensation Discussion and Analysis.”

The Davey Tree Expert Company - 2024 Proxy Statement

2023 Pay Versus Performance Table

					$100 Investment Based On:
Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)(3)	Average Summary Compensation Table Total for Non-PEO NEOs(2)	Average Compensation Actually Paid to Non-PEO NEOs(1)(3)	Total Shareholder Return(4)	Peer Group Total Shareholder Return(4)	Net Income (in millions)	Operating Profit (in millions)(5)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2023	$2,593,845	$3,315,037	$871,026	$1,166,882	$214.91	$291.93	$72.1	$123.0
2022	2,431,895	2,738,618	890,779	913,627	154.76	181.68	61.3	105.5
2021	2,871,169	3,323,205	1,081,969	1,223,551	150.77	190.84	65.7	107.1
2020	2,654,825	3,010,830	897,818	1,113,187	124.47	167.04	60.9	101.9
(1)Mr. Covey served as our PEO for the full year for each of 2023, 2022, 2021, and 2020. For 2023 and 2022, our non-PEO NEOs included Joseph R. Paul, Erika J. Schoenberger, Larry R. Evans and Brent R. Repenning. For 2021 and 2020, our non-PEO NEOs included Joseph R. Paul, James F. Stief, Erika J. Schoenberger and Brent R. Repenning.
(2)For the most recently completed fiscal year the values included in this column for the compensation actually paid to our PEO and the average compensation actually paid to our non-PEO NEOs reflect the following adjustments to the values included in column (b) and column (d), respectively.

PATRICK M. COVEY
2023
Summary Compensation Table Total for PEO (column (b))	$2,593,845

[+/-] aggregate change in actual present value of pension benefits	(64,825)
[+/-] service cost of pension benefits	—
[+/-] prior service cost of pension benefits	—
- SCT “Stock Awards” column value	(374,854)
- SCT “Stock Option” column value	—
+ year-end fair value of equity awards granted in the covered year that are outstanding and unvested as of the covered year end(5)	719,990
+ year-over-year change in fair value of equity awards granted in prior years that are outstanding and unvested as of the covered year-end(5)	440,881
[+/-] vesting date fair value of equity awards of granted and vested in the covered year(5)	—
[+/-] year-over-year change in fair value of equity awards granted in prior years that vested in the covered year(5)	—
[+/-] dollar value of dividends/earnings paid on equity awards in the covered year	—

Compensation Actually Paid to PEO (column (c))	$3,315,037

The Davey Tree Expert Company - 2024 Proxy Statement

AVERAGE FOR NON-PEO NEO’s
2023
Average SCT Total for Non-PEO NEOs (column (d))	$871,026

[+/-] aggregate change in actual present value of pension benefits	—
[+/-] service cost of pension benefits	—
[+/-] prior service cost of pension benefits	—
- SCT “Stock Awards” column value	(146,846)
- SCT “Stock Option” column value	—
+ year-end fair value of equity awards granted in the covered year that are outstanding and unvested as of the covered year end(5)	282,001
+ year-over-year change in fair value of equity awards granted in prior years that are outstanding and unvested as of the covered year-end(5)	160,701
[+/-] vesting date fair value of equity awards of granted and vested in the covered year(5)	—
[+/-] year-over-year change in fair value of equity awards granted in prior years that vested in the covered year(5)	—
[+/-] dollar value of dividends/earnings paid on equity awards in the covered year	—

Average Compensation Actually Paid to NEO-PEO NEOs (column (e))	$1,166,882
(3)    For purposes of determining “compensation actually paid,” the fair value of equity awards was computed in accordance with the Company’s methodology used for financial reporting purposes, as of the end of the relevant fiscal year or vesting date, as applicable.
(4)    For each year, total shareholder return for the Company and the peer group was calculated in accordance with Item 201(e) and Item 402(v) of Regulation S-K. For purposes of this pay versus performance disclosure, our peer group is the same peer group used for purposes of the performance graph included in the Company’s Annual Reports on Form 10-K for each of the fiscal years ended December 31, 2023, 2022, 2021, and 2020 and consists of the following entities: ABM Industries Incorporated; Comfort Systems USA, Inc.; Dycom Industries, Inc.; FirstService Corporation; MYR Group, Inc.; Quanta Services, Inc.; Rollins, Inc.; and Scotts Miracle-Gro Company. (for purposes of this section only, the Peer Group).
(5)    While the Company uses numerous financial and non-financial performance measures for the purpose of evaluating performance for the Company’s compensation programs, the Company has determined that Operating Profit, a non-GAAP financial measure, is the most important performance measure used by the Company to link Company performance to compensation actually paid to the Company’s NEOs for fiscal year 2023. For Operating Profit as defined, refer to “Compensation Discussion and Analysis.”

The Davey Tree Expert Company - 2024 Proxy Statement

Pay Versus Performance Relationship Descriptions
The following graphical comparisons describe the relationship between certain figures included in the Pay Versus Performance Table for each of 2023, 2022, 2021 and 2020, including: (a) a comparison between our cumulative total shareholder return and the total shareholder return of the Peer Group; and (b) comparisons between (i) the compensation actually paid to the PEO and the average compensation actually paid to our non-PEO NEOs and (ii) each of the performance measures set forth in columns (f), (h) and (i) of the Pay Versus Performance Table.

Relationship Between Compensation Actually Paid and Company Net Income
$3,750,000.00
$3,250,000.00
$2,750,000.00
$2,250,000.00
$1,750,000.00
$1,250,000.00
$750,000.00
$250,000.00
Compensation Actually Paid
$74.00
$72.00
$70.00
$68.00
$66.00
$64.00
$62.00
$60.00
$58.00
$56.00
$54.00
Net Income (in millions)
2020
2021
2022
2023
PEO Actual Pay
Avg Non-PEO NEO Actual Pay
Net Income

The Davey Tree Expert Company - 2024 Proxy Statement

Relationship Between Compensation Actually Paid and Operating Profit
$3,750,000.00
$3,250,000.00
$2,750,000.00
$2,250,000.00
$1,750,000.00
$1,250,000.00
$750,000.00
$250,000.00
Compensation Actually Paid
$140.00
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$-
Adjusted Operating Profit (in millions)
2020
2021
2022
2023
PEO Actual Pay
Avg Non-PEO NEO Actual Pay
Operating Profit

Financial Performance Measures
The Company believes that the following represent the most important performance measures used to link compensation actually paid to NEOs for fiscal 2023 to the Company’s performance:
•Operating Profit
•Return on Average Invested Capital (“ROAIC”)
•Revenue
Equity Compensation Plan Information(1)(2)

Plan Category	Number of securities to be issued upon exercise of outstanding options, rights, SARs and RSUs	Weighted-average exercise price of outstanding options, rights, SARs and RSUs	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the second column)(3)
Equity compensation plans approved by security holders	3,288,546	9.95	811,803
Equity compensation plans not approved by security holders	None	None	None
(1)    Securities issued under our equity compensation plans include stock and option awards (SARs, NQSOs and RSUs) granted under the 2004 and 2014 Omnibus Stock Plan, which were approved by our shareholders at our annual meeting in 2004 and 2014, respectively, as well as rights to purchase common shares issued in connection with a stock subscription offering during 2022. The exercise price of all options and

The Davey Tree Expert Company - 2024 Proxy Statement

rights granted was the fair market value of the stock, as determined by the Board with the assistance of our independent stock valuation firm, as of the date of the grant.
(2)    No equity securities have been issued or authorized for issuance under any plan that has not been approved by our shareholders.
(3)    Reflects common shares available for issuance under the 2014 Omnibus Stock Plan, excluding securities issued or to be issued upon exercise or vesting of outstanding options and rights (SARs, NQSOs and RSUs), and shares subject to purchase under the Employee Stock Purchase Plan as of December 31, 2023. The aggregate number of our common shares that may be subject to awards granted under the 2014 Omnibus Stock Plan in any fiscal year of the Company during the term of the plan will be equal to the sum of (i) 5.0% of the number of common shares outstanding as of the first day of the fiscal year plus (ii) the number of common shares that were available for the grant of awards, but not granted, under the plan in previous fiscal years; provided, that in no event will the number of common shares available for the grant of awards in any fiscal year exceed 10.0% of the number of common shares outstanding as of the first day of that fiscal year.
PROPOSAL 3 - RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
At the Annual Meeting
The Audit Committee has approved the selection of Deloitte to serve as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2024. Deloitte has served as our independent auditors since 2018. Representatives of Deloitte are expected to be present and will have the opportunity to make a statement at the Annual Meeting and will otherwise be available to respond to appropriate questions from our shareholders.
Neither our Regulations nor other governing documents or law require shareholder ratification of the appointment of Deloitte as our independent registered public accounting firm. However, our Board of Directors has decided to ascertain the position of our shareholders on the appointment as a matter of good corporate practice. If our shareholders do not ratify the appointment of Deloitte, our Audit Committee will consider whether to retain Deloitte. Even if the selection is ratified, our Audit Committee in its discretion may appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and in the best interests of our shareholders.
Auditor Independence
We understand that, as the auditor of our financial statements and our internal control over financial reporting, our auditors must be and remain objective and independent. Accordingly, our Board of Directors has adopted an Audit Committee Charter, available at www.davey.com/about/corporate-information/ and then under “Board Committee Charters,” which requires the Audit Committee to, among other things, review the independence of outside auditors.
Fees and Other Matters
Under the Audit Committee’s charter, the Committee is required to give advance approval of any audit and non-audit service, to be performed by the principal independent auditors, provided that such services are not otherwise prohibited by law or regulation. There is no de minimis exception to the Committee’s preapproval procedures. The Committee may delegate the responsibility for this approval to one or more of its members, so long as such members report any such approvals to the full Committee at its next meeting. Such delegation procedures are presently in place. In addition, the Committee has also set specific limits on the amount of non-audit services which we

The Davey Tree Expert Company - 2024 Proxy Statement

would obtain from Deloitte and requires management to report the specific engagement to the Committee at its next meeting. For fiscal year 2023, all services performed by our independent auditors were approved in accordance with our pre-approval policies.
The aggregate fees billed to us for professional services rendered by our independent auditors for our 2023 and 2022 fiscal years were:

Type of Fees	2023	2022
Audit fees	$1,486,232	$1,085,759
Audit-related fees	158,772	31,228
Tax fees	231,832	60,193
All other fees	—	—
	$1,876,836	$1,177,180
In the above table, “audit fees” are fees we paid our independent auditors for professional services for the audit of our consolidated financial statements and internal control over financial reporting included in our Annual Report on Form 10-K as of and for the fiscal years ended December 31, 2023 and December 31, 2022, and reviews of our interim financial statements included in our quarterly reports and for services normally provided by our independent registered public accounting firm in connection with audits of our subsidiaries.
“Audit-related fees” are fees for other assurance services and “tax fees” are for tax compliance, tax advice and tax planning services.
Vote Required
The number of votes cast by shareholders, either in person or online during the Annual Meeting or by proxy, at the Annual Meeting “for” ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 must exceed the number of votes cast “against” ratification in order for the proposal to be approved. Abstentions and unvoted shares will have no effect on the vote. Shares represented by executed proxies on proxy cards will be voted, if specific instructions are not otherwise given, for the ratification of the appointment of Deloitte.
The Board of Directors recommends you vote for ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.
REPORT OF THE AUDIT COMMITTEE
Management has the primary responsibility for the integrity of the Company’s audited consolidated financial statements and the financial reporting process, including the system of internal control over financial reporting.
Deloitte, the Company’s principal independent auditor, is responsible for conducting independent audits of the Company’s consolidated financial statements and the effectiveness of internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”) and expressing an opinion on the consolidated financial statements and the effectiveness of internal control over financial reporting based upon those audits. The Audit Committee is responsible for overseeing the conduct of these activities by management and the principal independent auditor.
As part of its oversight responsibility, the Committee has reviewed and discussed the audited consolidated financial statements, and the results of management’s assessment of the effectiveness of the Company’s internal control over financial reporting and the independent auditor’s audit of internal control over financial reporting, with management and Deloitte. The Committee reviewed with Deloitte the

The Davey Tree Expert Company - 2024 Proxy Statement

matters required to be discussed by the applicable requirements of the PCAOB and the SEC and such other matters as the Committee and the auditors are required to discuss under auditing standards generally accepted in the United States. Additionally, the Committee received the written disclosures and the letter from Deloitte to the Committee required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Committee concerning independence and discussed with Deloitte its independence from the Company and its management.
Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the 2023 audited consolidated financial statements of the Company be included in the Annual Report on Form 10-K for the year ended December 31, 2023 for filing with the SEC.
By the Audit Committee of the Board of Directors: Donald C. Brown (Chair), Alejandra Evans, Matthew C. Harris, Catherine M. Kilbane and Charles D. Stapleton.
GENERAL
Other Matters
Other than as presented in this Proxy Statement, the Board of Directors knows of no other matters that will be presented at the Annual Meeting. However, if other matters do properly come before the meeting, the people named in the proxy card will vote on these matters in accordance with their best judgment.
Expenses of Requesting Proxies
We will bear the expense of preparing, printing, and making available the proxy materials, including this Notice of Annual Meeting and Proxy Statement. As set out in our “Important Notice Regarding the Availability of Proxy Materials” mailed to shareholders on or about April 8, 2024, our shareholders may view and print proxy materials by accessing our Internet website at www.davey.com or by visiting www.proxyvote.com or may request proxy materials by telephone, e-mail or in person. In addition to solicitations by mail, our directors, officers and employees may solicit proxies from shareholders by telephone, e-mail or other electronic means, or in person. These people will not receive additional compensation for soliciting proxies. We will ask custodians, nominees, and fiduciaries to send proxy materials to beneficial owners in order to obtain voting instructions and will, upon request, reimburse them for their reasonable expenses for mailing the proxy materials.
Annual Report and Form 10-K
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, our 2023 Annual Report, our Proxy Statement and our Notice letter are available on our Internet website at www.davey.com and at www.proxyvote.com.

For the Board of Directors

/s/ Joseph R. Paul
Joseph R. Paul
Executive Vice President, Chief Financial Officer and Assistant Secretary
April 5, 2024

The Davey Tree Expert Company - 2024 Proxy Statement

APPENDIX A
THE DAVEY TREE EXPERT COMPANY 2024 OMNIBUS STOCK PLAN

1.    PURPOSE

The Davey Tree Expert Company 2024 Omnibus Stock Plan (the “Plan”) is designed to foster and promote the long-term growth and performance of the Company by: (a) enhancing the Company’s ability to attract and retain qualified Employees and Directors and (b) motivating Employees and Directors through stock ownership and performance-based incentives. To achieve this purpose, this Plan provides authority for the grant of stock and other performance-based incentives and the maintenance of an employee stock purchase program.

2.    DEFINITIONS

(a) “AFFILIATE” AND “ASSOCIATE” - These terms have the meanings given to them in Rule 12b-2 under the Exchange Act.

(b) “AWARD” - The grant of Stock Options, Restricted Stock, Stock Equivalent Units, Stock Appreciation Rights, Stock Purchase Rights (including Section 423 Rights), and other stock and performance-based incentives under this Plan.

(c) “AWARD AGREEMENT” - Any agreement between the Company and a Participant that sets forth terms, conditions, and restrictions applicable to an Award.

(d) “BOARD OF DIRECTORS” - The Board of Directors of the Company.

(e) “CHANGE IN CONTROL” - A “Change in Control” will be deemed to occur if at any time after the date of the adoption of this Plan:

(i) Any Person (other than the Company, any of its subsidiaries, any employee benefit plan or employee stock ownership plan of the Company, or any Person organized, appointed, or established by the Company for or pursuant to the terms of any such plan), alone or together with any of its Affiliates or Associates, becomes the Beneficial Owner of 20% or more of the Common Shares then outstanding. In addition, if any Person commences a tender offer or exchange offer for 20% or more of the Common Shares then outstanding, the Committee may, in its discretion and at any time prior to the expiration of the tender offer or exchange offer, declare that such tender offer or exchange offer constitutes a “Change in Control”. For this purpose, the term “Beneficial Owner” has the meaning given to it in Rule 13d-3 under the Exchange Act.

(ii) At any time during a period of 24 consecutive months, Continuing Directors represent less than a majority of the members of the Board of Directors. “CONTINUING DIRECTORS” are individuals who were Directors at the beginning of the 24-month period or whose appointment or nomination for election as Directors was approved by a majority of the Continuing Directors then in office.

(iii) A record date is established for determining shareholders entitled to vote upon (A) a merger or consolidation of the Company with another entity if the Persons who hold Common Shares immediately prior to the merger or consolidation will, immediately after the merger or consolidation, hold less than 80% of the outstanding voting securities of the surviving or resulting entity or the ultimate parent of the surviving or resulting entity, (B) a sale or other disposition of all or substantially all of the assets of the Company and its direct or indirect subsidiaries, or (C) the dissolution of the Company.

(f) “CODE” - The Internal Revenue Code of 1986, or any law that supersedes or replaces it, as amended from time to time.

(g) “COMMITTEE” - The Compensation Committee of the Board of Directors, or any other committee of the Board of Directors that the Board of Directors authorizes to administer this Plan. The Committee will be constituted in a manner that satisfies all applicable legal requirements, including satisfying the disinterested administration standard set forth in Rule 16b-3.

(h) “COMMON SHARES” or “SHARES” - Common Shares, $0.50 par value per share, of the Company, including authorized and unissued shares and treasury shares, and any shares issued in exchange for the Common Shares in a merger, consolidation, reorganization, recapitalization, reclassification, or similar transaction.

(i) “COMPANY” - The Davey Tree Expert Company, an Ohio corporation, and any successor entity.

(j) “CONTINUING DIRECTOR” - A Director who was a Director prior to a Change in Control or was recommended or elected to succeed a Continuing Director by a majority of the Continuing Directors then in office.

(k) “DIRECTOR” - A director of the Company.

(l) “EMPLOYEE” - Any common law employee of the Company or its Affiliates.

(m) “EXCHANGE ACT” - Securities Exchange Act of 1934, and any law that supersedes or replaces it, as amended from time to time.

(n) “FAIR MARKET VALUE” of Common Shares - The value of the Common Shares determined by the Committee, or pursuant to rules established by the Committee, on a basis consistent with regulations under the Code.

(o) “INCENTIVE STOCK OPTION” - A Stock Option that meets the requirements of Section 422 of the Code.

(p) “NON-EMPLOYEE DIRECTOR” - A Director who is not an Employee.

(q) “NON-QUALIFIED STOCK OPTION” or “NQSO” - A Stock Option that does not meet the requirements of Section 422 of the Code

(r) “NOTICE OF AWARD” - Any notice by the Committee to a Participant that advises the Participant of the grant of an Award or sets forth terms, conditions, and restrictions applicable to an Award.

(s) “PARTICIPANT” - Any person to whom an Award has been granted under this Plan.

(t) “PERFORMANCE RESTRICTED STOCK UNIT” or “PRSU” - These terms have the meaning given to them in Section 6(b)(v).

(u) “PERSON” - An individual, trust, estate, partnership, association, company, or corporation.

(v) “RESTRICTED STOCK” - An Award of Common Shares that are subject to restrictions or risk of forfeiture.

(w) “RESTRICTED STOCK UNIT” or “RSU” - These terms have the meanings given to them in Section 6(b)(v).

(x) “RULE 16b-3” - Rule 16b-3 under the Exchange Act, or any rule that supersedes or replaces it, as amended from time to time.

(y) “SECTION 423 RIGHTS” – This term has the meaning given to it in Section 7(a).

(z) “STOCK APPRECIATION RIGHT” - This term has the meaning given to it in Section 6(b)(i).

(aa) “STOCK AWARD” - This term has the meaning given to it in Section 6(b)(ii).

(ab) “STOCK EQUIVALENT UNIT” - An Award that is valued by reference to the value of Common Shares.

(ac) “STOCK OPTION” - This term has the meaning given to it in Section 6(b)(iii).

(ad) “STOCK PURCHASE RIGHT” - This term has the meaning given to it in Section 6(b)(iv).

3.    ELIGIBILITY

All Employees and Directors are eligible for the grant of Awards. The selection of the Employees and Directors to receive Awards will be within the discretion of the Committee. More than one Award may be granted to the same Employee or Director.

4.    COMMON SHARES AVAILABLE FOR AWARDS; ADJUSTMENT

(a) NUMBER OF COMMON SHARES. The aggregate number of Common Shares that may be subject to Awards granted under this Plan in any fiscal year of the Company during the term of this Plan will be equal to the sum of (i) five percent (5.0%) of the number of Common Shares outstanding as of the first day of the fiscal year plus (ii) the number of Common Shares that were available for the grant of Awards, but not granted, under this Plan in previous fiscal years; provided that, in no event will the number of Common Shares available for the grant of Awards in any fiscal year exceed ten percent (10.0%) of the number of Common Shares outstanding as of the first day of that fiscal year. Notwithstanding the foregoing, the aggregate number of Common Shares that may be issued under Section 423 Rights granted under this Plan during the full term of the Plan will not exceed 25,000,000 Common Shares, and the aggregate number of Common Shares that may be issued under Incentive Stock Options granted under this Plan during the full term of the Plan will not exceed 2,000,000 Common Shares.

The assumption of awards granted by an organization acquired by the Company, or the grant of Awards under this Plan in substitution for any such awards, will not reduce the number of Common Shares available in any fiscal year for the grant of Awards under this Plan.

Common Shares subject to an Award that is forfeited, terminated, or canceled without having been exercised (other than Common Shares subject to a Stock Option that is canceled upon the exercise of a related Stock Appreciation Right) will again be available for grant under this Plan, without reducing the number of Common Shares available in any fiscal year for grant of Awards under this Plan, except to the extent that the availability of those Common Shares would cause this Plan or any Awards granted under this Plan to fail to qualify for the exemption provided by Rule 16b-3.

(b) NO FRACTIONAL SHARES. No fractional shares will be issued, and the Committee will determine the manner in which the value of fractional shares will be treated.

(c) ADJUSTMENT. In the event of any change in the Common Shares by reason of a merger, consolidation, combination, reorganization, recapitalization, reclassification, or similar transaction, or in the event of a stock dividend, stock split, reverse stock split, or distribution to shareholders (other than normal cash dividends), the Committee will adjust the number and class of shares that may be issued under this Plan, the number and class of shares subject to outstanding Awards, the exercise price applicable to outstanding Awards, and the Fair Market Value of the Common Shares and any other value determinations applicable to outstanding Awards.

5.    ADMINISTRATION

(a) COMMITTEE. This Plan will be administered by the Committee. The Committee will, subject to the terms of this Plan, have the sole discretionary authority to: (i) select, or determine the criteria for the selection of, the eligible Employees and Directors who will receive Awards, (ii) grant Awards, (iii) determine the number and types of Awards to be granted to Employees and Directors, (iv) determine the terms, conditions, vesting periods, and restrictions applicable to Awards, (v) adopt, alter and repeal administrative rules and practices governing this Plan, (vi) interpret the terms and provisions of this Plan and any Awards granted under this Plan, (vii) prescribe the forms of any Notices of Award, Awards Agreements, or other instruments relating to Awards, and (viii) otherwise supervise the administration of this Plan. All decisions by the Committee will be made with the approval of not less than a majority of its members.

(b) DECISIONS FINAL. All decisions by the Committee will be final and binding on all Persons.

6.    AWARDS

(a) GRANT OF AWARDS. The Committee will determine the type or types of Awards to be granted to each Participant and will set forth in the related Notice of Award or Award Agreement the terms, conditions, vesting periods, and restrictions applicable to each Award. Awards may be granted singly or in combination or tandem with other Awards. Awards may also be granted in replacement of, or in substitution for, other awards granted by the Company, whether or not granted under this Plan.

(b) TYPES OF AWARDS. Awards may include, but are not limited to, the following:

(i) STOCK APPRECIATION RIGHT - A right to receive a payment, in cash or Common Shares, equal to the excess of (A) the Fair Market Value, or other specified valuation, of a specified number of Common Shares on the date the right is exercised over (B) the Fair Market Value, or other specified valuation, of the specified number of Common Shares on the date the right is granted, all as determined by the Committee. The right may be conditioned upon the occurrence of certain events, such as a Change in Control of the Company, or may be unconditional, as determined by the Committee.

(ii) STOCK AWARD - An Award that is made in Common Shares, Restricted Stock, or Stock Equivalent Units or that is otherwise based on, or valued in whole or in part by reference to, the Common Shares. All or part of any Stock Award may be subject to conditions, restrictions, and risks of forfeiture, as and to the extent established by the Committee. Stock Awards may be based on the Fair Market Value of the Common Shares, or on other specified values or methods of valuation, as determined by the Committee.

(iii) STOCK OPTION - A right to purchase a specified number of Common Shares, during a specified period, and at a specified exercise price, all as determined by the Committee. A Stock Option may be an Incentive Stock Option or a Non-Qualified Stock Option. In addition to the terms, conditions, vesting periods, and restrictions established by the Committee, Incentive Stock Options must comply with the requirements of Section 422 of the Code. The exercise price of a Stock Option must be not less than the Fair Market Value of the Common Shares on the date the Stock Option is granted (not less than 110% of the Fair Market Value of the Common Shares on the

date an Incentive Stock Option is granted to a holder who owns, on the date of grant, more than 10% of the total combined voting power of all shares of the Company then outstanding).

(iv) STOCK PURCHASE RIGHT - A right to purchase Common Shares pursuant to Section 423 Rights granted under Section 7 or pursuant to a stock subscription program established by the Committee.

(v) RESTRICTED STOCK UNIT; PERFORMANCE RESTRICTED STOCK UNIT - A right to receive a payment, in Common Shares, based on the number of Restricted Stock Units or Performance Restricted Stock Units granted, subject to conditions, restrictions, and risks of forfeiture, as and to the extent established by the Committee.

(vi) CONDITIONS; PERFORMANCE OBJECTIVES - All or part of any Award may be subject to conditions established by the Committee, including but not limited to future service with the Company or the achievement of specific performance objectives. These performance objectives may be based on any business criteria selected by the Committee, either alone or in any combination, and on either a consolidated or business unit level, as the Committee may determine, including, but not limited to, one or more of the following criteria: return on average invested capital, return on net assets, return on equity, return on invested capital, total shareholder return, equity valuation, economic value added, completion of acquisitions, product and market development, technology development, inventory management, working capital management, customer satisfaction, customer development, customer retention, sales, revenue, operating income, cash flow, net income, earnings per share, and other GAAP and non-GAAP measures of financial performance, including earnings before interest and taxes, earnings before interest, taxes, depreciation, and amortization, and similar measures. These business criteria may be clarified by reasonable definitions adopted from time to time by the Committee, which may include or exclude any or all of the following items as the Committee may specify: extraordinary, unusual or nonrecurring items, effects of accounting changes, effects of currency fluctuations, effects of financing activities, expenses for restructuring or productivity initiatives, nonoperating items, acquisition expenses, and effects of acquisitions, divestitures, or reorganizations.

7.    SECTION 423 RIGHTS

(a) ELIGIBLE EMPLOYEES. Each Employee (including Directors who are Employees) who has been employed for at least six months (or such other period, not longer than 2 years, as determined by the Committee) by the Company, or by any subsidiary (within the meaning of Section 424 of the Code) that may be designated from time to time by the Committee, will be eligible to receive Stock Purchase Rights pursuant to this Section 7 that are intended to meet the requirements of an “employee stock purchase plan” as defined in Section 423 of the Code (“Section 423 Rights”), except for an Employee whose customary employment is for (a) twenty hours or less per week or (b) not more than five months in any calendar year. The eligibility provisions of this Section 7(a) shall be applied in an identical manner to all employees who are granted Section 423 Rights in the same offering (including, but not limited to, individuals who become employees as the result of mergers and acquisitions).

(b) OFFERING OF SHARES. The Common Shares subject to Section 423 Rights will be offered to each eligible Employee who enters into an agreement with the Company (an “ESPP Enrollment Agreement”) authorizing payroll deductions for the purpose of purchasing Common Shares under this Section 7. Each ESPP Enrollment Agreement will be dated, and payroll deductions will begin, only after the Employee becomes eligible to participate pursuant to Section 7(a) above. Each ESPP Enrollment Agreement, once entered into by a participating Employee, will remain in effect for the offering with respect to which it was made and with respect to all subsequent offerings of Section 423 Rights under this Section 7, until affirmatively changed by the Employee, until the Employee is no longer eligible to participate in an offering of Section 423 Rights pursuant to this Section 7, or until termination of the Plan or of offerings of Section 423 Rights under the Plan. Unless otherwise determined by the Committee, each offering of Section 423 Rights will expire on December 31 in the year in which it began. No offering of Section 423 Rights may have a duration of more than 27 months.

(c) STOCK PURCHASE ACCOUNTS. The payroll deductions made on behalf of each participating Employee will be credited to a separate stock purchase account to be maintained for that Employee. The funds, however, may be commingled with other funds of the Company and used for corporate purposes until applied toward the purchase of Common Shares or remitted to the Employee in the manner provided by this Section 7. Interest will be credited to each stock purchase account at the same rate as paid on the Company employee savings plan.

(d) PURCHASE OF SHARES. Unless an Employee’s ESPP Enrollment Agreement is earlier terminated in accordance with this Section 7, the funds credited to the Employee’s stock purchase account, including interest, will be applied toward the purchase of Common Shares on June 30 and December 31 in each year during the term of the Employee’s ESPP Enrollment Agreement, or on such other date or dates as the Committee may determine. Any amount remaining after the purchase of a whole number of Common Shares will remain in the Employee’s stock purchase account for the purchase of Common Shares pursuant to the subsequent offering, if the Employee has an ESPP Enrollment Agreement in effect with respect to such offering, or otherwise be remitted to the Employee. Any certificates or book entries representing the Common Shares purchased for the account of an Employee will bear a legend referring to the restrictions on transfer contemplated by the Plan.

(e) RIGHT TO WITHDRAW FUNDS OR TO CHANGE AMOUNT OF PAYROLL DEDUCTIONS. A participating Employee may at any time terminate the Employee’s ESPP Enrollment Agreement in its entirety and withdraw all (but not less than all) of the funds credited to the Employee’s stock purchase account. Upon such termination, the Employee’s right to purchase Common Shares under the Employee’s ESPP Enrollment Agreement will end, although the Employee may, if offerings of Section 423 Rights pursuant to this Section 7 are continued, enter into a new ESPP Enrollment Agreement for the purchase of Common Shares on the next plan entry date (January 1 or July 1). A participating Employee may also suspend the Employee’s payroll deductions without terminating the Employee’s ESPP Enrollment Agreement or the Employee’s right to purchase Common Shares under the Employee’s ESPP Enrollment Agreement, but if the Employee does so, the Employee may not resume the Employee’s payroll deductions until the next plan entry date after the Employee elects to resume payroll deductions. An Employee may not increase or decrease the amount of the Employee’s payroll deductions except on a plan entry date.

(f) PURCHASE PRICE. The purchase price for the Common Shares offered pursuant to each offering of Section 423 Rights will be 85% of the Fair Market Value of the Common Shares at the beginning of the applicable offering.

(g) LIMITATIONS. No participating employee may authorize payroll deductions in an amount less than $5 or more than $250 per week, or more than $13,000 in any calendar year, or such other minimum or maximum amounts as may be determined from time to time by the Committee. In addition, the offering of shares under this Section 7 is subject to the following limitations prescribed by the Code:

(i) No Employee may purchase Common Shares pursuant to Section 423 Rights granted under the Plan and under any other employee stock purchase plans of the Company or its parent (if any) or subsidiaries at a rate which exceeds $25,000 in Fair Market Value of the Common Shares (determined at the beginning of the applicable offering) in any calendar year. Shares acquired under the Company’s stock plans that are not employee stock purchase plans (within the meaning of Section 423 of the Code) will not be taken into account in determining compliance with this $25,000 annual limitation.

(ii) No Employee may enter into an ESPP Enrollment Agreement if, immediately thereafter, the Employee would own 5% or more of the total combined voting power or value of all classes of stock of the Company or of its parent (if any) or any subsidiary. For purposes of this Subsection (b), the Common Shares that an Employee may purchase under the Employee’s ESPP Enrollment Agreement will be treated as owned by the Employee, and the attribution rules of Section 424(d) of the Code will apply.

(iii) In the event that the number of Common Shares that may be purchased under all ESPP Enrollment Agreements outstanding at any time pursuant to this Section 7 exceeds the total number of Common Shares that may be offered and sold under Section 423 Rights pursuant to the Plan, the number of Common Shares that may be purchased under each of the ESPP Enrollment Agreements entered into as of the latest date will be reduced pro rata, and the amount of the payroll deductions authorized by the ESPP Enrollment Agreements may, in the discretion of the Committee, be reduced accordingly.

(h) TERMINATION OF EMPLOYMENT. Upon the termination of a participating Employee’s employment, the Employee’s ESPP Enrollment Agreement will immediately terminate, and the funds credited to the Employee’s stock purchase account will be remitted to the Employee. For purposes of this Section 7, in accordance with Treas. Reg. § 1.421-1(h)(2), the employment relationship shall be treated as continuing intact while an individual is on military leave, sick leave or other leave of absence approved by the Company that does not exceed three months, and during any period longer than three months if the individual’s right to reemployment is guaranteed by statute or contract.

(i) RIGHTS AS SHAREHOLDER; TRANSFERABILITY OF SHARES. An Employee who purchases Common Shares pursuant to Section 423 Rights granted under this Section 7 will not be entitled to the rights and privileges of a shareholder until the Employee becomes the holder of record of the Common Shares. No adjustment will be made for dividends or other rights for which the record date is prior to the date on which the Employee becomes the holder of record. No holder may sell or otherwise dispose of Common Shares acquired pursuant to Section 423 Rights granted under this Section 7 within one year after the Common Shares were purchased by the Employee. Notwithstanding the foregoing, the Company will have the option to purchase Common Shares acquired pursuant to the exercise of Section 423 Rights at any time as provided pursuant to Section 16 of this Plan.

(j) TERMINATION. In the event that, in the exercise of its discretion, the Board of Directors terminates either the Plan or the provisions of this Section 7 of the Plan, the right of each participating employee to purchase Common Shares under the Employee’s ESPP Enrollment Agreement will end, and the funds credited to the Employee’s stock purchase account will be remitted to the Employee.

(k) QUALIFICATION AS EMPLOYEE STOCK PURCHASE PLAN. Any and all Section 423 Rights granted pursuant to this Section 7 are intended to qualify as rights granted under an “employee stock purchase plan” within the meaning of Section 423 of the Code, and this Section 7 and all other provisions of the Plan, to the extent applicable to Section 423 Rights, shall be interpreted and administered in accordance with that intent. Accordingly, notwithstanding any other provision of the Plan to the contrary: (i) only employees of the Company, or of any direct or indirect subsidiary or parent corporation (within the meaning of Section 424 of the Code) of the Company that is designated by the Committee, may receive Section 423 Rights; (ii) Section 423 Rights may not be granted to any Participant who, immediately after the Section 423 Rights are granted, owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company; (iii) Section 423 Rights must be granted to all employees of the Company, and of any direct or indirect subsidiary of the Company designated by the Committee, except that there may be excluded (A) employees who have been employed less than two years, (B) employees whose customary employment is 20 hours or less per week, and (C) employees whose customary employment is for not more than five months in any calendar year; (iv) all employees granted Section

423 Rights must have the same rights and privileges, except that the number of Common Shares that may be purchased by any employee upon exercise of Section 423 Rights may bear a uniform relationship to the total compensation, or the basic or regular rate of compensation, of the employee; (v) the exercise price of Section 423 Rights may not be less than eighty-five percent (85%) of the Fair Market Value of the Common Shares at the time Section 423 Rights are granted; (vi) Section 423 Rights cannot be exercised after the expiration of 27 months from the date the Section 423 Rights are granted; and (vii) no employee may be granted Section 423 Rights, under this Plan and any other employee stock purchase plans of the Company and its subsidiaries, that permit the purchase of Common shares with a Fair Market Value of more than $25,000 (determined at the time the Section 423 Rights are granted) in any calendar year.

8.    DEFERRAL OF PAYMENT

(a) IN GENERAL. With the approval of the Committee, the delivery of the Common Shares, cash, or any combination thereof subject to an Award may be deferred, either in the form of installments or a single future delivery. The Committee may also permit selected Participants to defer the payment of some or all of their Awards, as well as other compensation, in accordance with procedures established by the Committee to assure that the recognition of taxable income is deferred under the Code. Deferred amounts may, to the extent permitted by the Committee, be credited as cash or Stock Equivalent Units. The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and dividend equivalents on Stock Equivalent Units.

(b) DEFERRAL OF DIRECTOR RESTRICTED STOCK UNITS. Each Non-Employee Director may elect to defer the receipt of payment of Restricted Stock Units granted under the Company’s compensation program for Non-Employee Directors (a “Director Restricted Stock Unit”) by delivering to the Company a written election to defer in accordance with procedures established from time to time to ensure effective deferral of tax. The election will specify the time or times to which payment is deferred in accordance with this Section 8. All deferred amounts will be subject to the claims of general creditors of the Company.

(i) A Non-Employee Director may make a deferral election with respect to the Director Restricted Stock Units to be granted during a year, prior to the first day of such year, and the election, once made, shall be irrevocable for such year. Any such election shall be made using the deferral election agreement attached to this Plan as Exhibit A or such successor deferral election agreement (which may be electronic) as may be provided by the Company for such purpose (“Deferral Election Agreement”).

(ii) A Non-Employee Director may elect on a Deferral Election Agreement to have a deferred payment made in Common Shares either (A) in a single lump sum payment, or (B) in three substantially equal annual installment payments; in either case payable (or commencing) on (or as soon as practicable after) March 15 of the following the year in which the Non-Employee Director ceases to serve as a member of the Board of Directors of the Company in such manner as to constitute a “separation from service” within the meaning of Section 409A of the Code; provided, however, that in the event of a Change in Control that qualifies as a “change in control event” within the meaning of Section 409A of the Code, any unpaid vested Director Restricted Stock Units that have been deferred pursuant to this Section 8 shall be paid in a single lump sum payment in Common Shares within 30 days after such Change in Control.

(iii) Any vested Director Restricted Stock Units deferred pursuant to this Section 8 will be credited to a bookkeeping account until payment to the Non-Employee Director in Common Shares in accordance with this Section 8 and the applicable Deferral Election Form.

(c) It is intended that this Section 8 comply with the provisions of Section 409A of the Code, so as to prevent the inclusion in gross income of any amounts deferred hereunder in a taxable year that is prior to the taxable year or years in which such amounts would otherwise actually be paid or made available to Participants (or their beneficiaries or estates). This Section 8 shall be construed, administered, and governed in a manner that effects such intent, and the Company shall not take any action that would be inconsistent with such intent. In particular, and notwithstanding any other provision of the Plan or a Deferral Election Agreement to the contrary: (A) the phrase “ceases to serve as a member of the Board of Directors” or words of similar import shall mean the Participant’s “separation from service” with the Company within the meaning of Section 409A of the Code; (B) any deferred Director Restricted Stock Units otherwise payable as a result of a Change in Control shall not be paid at such time unless the Change in Control qualifies as a “change in control event” within the meaning of Section 409A of the Code; and (C) no payment of Director Restricted Stock Units deferred under this Section 8 may be accelerated or further deferred except as permitted under Section 409A of the Code. Although the Company shall use its best efforts to avoid the imposition of taxation, interest and penalties under Section 409A of the Code, the tax treatment of deferrals under this Section 8 is not warranted or guaranteed. Neither the Company and its Affiliates, nor the Committee shall be held liable for any taxes, interest, penalties or other monetary amounts owed by any Participant, beneficiary or other taxpayer as a result of deferrals pursuant to this Section 8.

9.    TAXES ASSOCIATED WITH AWARD

Prior to the payment of an Award, the Company may withhold, or require a Participant to remit to the Company, an amount sufficient to pay any Federal, state, and local taxes associated with the Award. The Committee may, in its discretion and subject to such rules as the Committee may adopt, permit a Participant to pay any or all taxes associated with the Award (other than an Incentive Stock Option) in cash, by the transfer of Common Shares, by the surrender of all or part of an Award (including the Award being exercised), or by a combination of these methods. The Committee may permit a Participant to pay any or all taxes associated with an Incentive Stock Option in cash, by the transfer of Common Shares, or by a combination of these methods.

10.    TERMINATION OF EMPLOYMENT

If the employment of a Participant terminates for any reason, or if a Director ceases to be a Director of the Company for any reason, all unexercisable, deferred, and unpaid Awards may be exercisable or paid only in accordance with rules established by the Committee. These rules may provide, as the Committee deems appropriate, for the expiration, continuation, or acceleration of the vesting of all or part of the Awards.

11.    TERMINATION OF AWARDS UNDER CERTAIN CONDITIONS

The Committee may cancel any unexpired, unpaid, or deferred Awards at any time if the Participant is not in compliance with all applicable provisions of the Plan or with any Notice of Award or Award Agreement or if the Participant, without the prior written consent of the Company, engages in any of the following activities:

(a) Renders services for a Person or an organization, or engages in a business, that is, in the judgment of the Committee, in competition with the Company.

(b) Discloses to anyone outside of the Company, or uses for any purpose other than the Company’s business, any confidential information or material relating to the Company, whether acquired by the Participant during or after employment with the Company; or

(c) Commits a felony or other criminal act involving dishonesty or moral turpitude with respect to the Company.

The Committee may, in its discretion and as a condition to the exercise of an Award, require a Participant to acknowledge in writing that the Participant is in compliance with all applicable provisions of the Plan and of any

Notice of Award or Award Agreement and has not engaged in any activities referred to in clauses (a), (b), and (c) above.

12.    CHANGE IN CONTROL

In the event of a Change in Control of the Company, unless and to the extent otherwise determined by the Board of Directors, (i) all Stock Appreciation Rights, Stock Options, and other Stock Purchase Rights then outstanding will become fully exercisable as of the date of the Change in Control, and (ii) all restrictions and conditions applicable to Restricted Stock Units, Performance Restricted Stock Units, Restricted Stock and other Stock Awards will be deemed to have been satisfied as of the date of the Change in Control. Any such determination by the Board of Directors that is made after the occurrence of a Change in Control will not be effective unless a majority of the Directors then in office are Continuing Directors and the determination is approved by a majority of the Continuing Directors.

13.    AMENDMENT, SUSPENSION, OR TERMINATION OF THIS PLAN; AMENDMENT OF OUTSTANDING AWARDS

(a) AMENDMENT, SUSPENSION, OR TERMINATION OF THIS PLAN. The Board of Directors may amend, suspend, or terminate this Plan at any time. Shareholder approval for any such amendment will be required only to the extent (i) necessary to preserve the exemption provided by Rule 16b-3 for this Plan and Awards granted under this Plan, (ii) required by applicable law, or (iii) required to comply with the rules of any exchange or market on which the Common Shares may be listed or traded.

(b) AMENDMENT OF OUTSTANDING AWARDS. The Committee may, in its discretion, amend the terms of any Award, prospectively or retroactively, but no such amendment may impair the rights of any Participant without the Participant’s consent; without limiting the foregoing, if the Company merges with or consolidates with another entity, the Committee may, in its discretion, amend the terms of any Award to provide for the assumption of the Award by the surviving or resulting entity, the acceleration and exercise of the Award, or the payment of the fair cash value of the Award. The Committee may, in whole or in part, waive any restrictions or conditions applicable to, or accelerate the vesting of, any Award.

14.    AWARDS TO FOREIGN NATIONALS AND EMPLOYEES OUTSIDE OF THE UNITED STATES

To the extent that the Committee deems appropriate to comply with foreign law or practice and to further the purpose of this Plan, the Committee may, without amending this Plan, (i) establish special rules applicable to Awards granted to Participants who are foreign nationals, are employed outside the United States, or both, including rules that differ from those set forth in this Plan, and (ii) grant Awards to such Participants in accordance with those rules.

15.    NON-ASSIGNABILITY

Unless otherwise determined by the Committee (i) no Award granted under this Plan may be transferred or assigned by the Participant to whom it is granted, and in case of any transfers or assignments by operation of law, Common Shares issuable upon vesting or exercise of the Award shall be immediately sold back to the Company, and (ii) an Award granted under this Plan may be exercised, during the Participant’s lifetime, only by the Participant or by the Participant’s guardian or legal representative; except that, no Incentive Stock Option and no Section 423 Right may be exercised, during the Participant’s lifetime, by the Participant’s guardian or legal representative. Notwithstanding the foregoing, the Committee, in its discretion, may permit a Participant to designate a beneficiary to exercise the rights of the Participant with respect to any Award upon the death of the Participant and to receive Common Shares or other property issued or delivered under such Award.

16.    PURCHASE RIGHTS

The Company and the trust for the Company’s Employee Stock Ownership Plan, as amended from time to time (the “ESOT”) hereby reserve any and all rights to purchase any Common Shares issued under the Plan, to the fullest extent provided under the Articles of Incorporation of the Company, as amended from time to time. By accepting any Award under the Plan, each Participant shall acknowledge and agree that any Common Shares issued under the Plan shall be subject at all times to the rights of the Company and the ESOT to purchase any or all such Common Shares pursuant to this Section 16 and the Articles of Incorporation of the Company, as amended from time to time.

17.    GOVERNING LAW

The interpretation, validity, and enforcement of this Plan will, to the extent not otherwise governed by the Code or the securities laws of the United States, be governed by the laws of the State of Ohio.

18.    RIGHTS OF EMPLOYEES

Nothing in this Plan will confer upon any Participant the right to continued employment by the Company or limit in any way the Company’s right to terminate any Participant’s employment at will or for cause.

19.    EFFECTIVE AND TERMINATION DATE

(a) EFFECTIVE DATE. This Plan will become effective on the date it is approved by the holders of a majority of the Common Shares then outstanding.

(b) TERMINATION DATE. This Plan will terminate 10 years after it is approved by the Company’s shareholders, or on such earlier date as the Plan may be terminated by the Board of Directors.

EXHIBIT A
Director Restricted Stock Units
202_ DEFERRAL ELECTION AGREEMENT

INSTRUCTIONS: To complete this Deferral Election Agreement, please proceed as follows:
•Select one item from (1).
•If you select (1)(a), complete (2) and (3).

To: The Davey Tree Expert Company

(1) I elect to defer payment of Restricted Stock Units granted to me for services performed during the year set forth above:

(a) _____ YES

OR

(b) _____ NO

(2) If (1)(a) is elected above, designate the form in which the deferred payment is to be made:

(a) _____ Single Lump Sum Payment to be paid in the year following the year in which I retire, resign, or am removed from the Board or otherwise cease to be a Director.

OR

(b) _____ Series of Three (3) Annual Installment Payments to be paid beginning in the year following the year in which I retire, resign, or am removed from the Board or otherwise cease to be a Director.

(3) I hereby designate ____________________ as my beneficiary to receive all deferred amounts payable with respect to any Restricted Stock Units in the event of my death. This designation shall supersede any prior designation I may have made.

THE DEFERRAL ELECTIONS MADE ON THIS FORM ARE IRREVOCABLE, AND MUST BE MADE NO LATER THAN DECEMBER 31 OF THE YEAR PRIOR TO THE YEAR SET FORTH ABOVE IN WHICH THE RESTRICTED STOCK UNITS ARE GRANTED.

Date	Signature of Director

Reviewed and Accepted by the Company:
By:
Name:
Title:
Date:

THE DAVEY TREE EXPERT COMPANY
ATTENTION: HEATHER L. MICOZZI
1500 N. MANTUA ST.
KENT, OH 44240

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 20, 2024 for shares held directly and by 11:59 p.m. Eastern Time on May 16, 2024 for shares held in the 401K Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/DVTX2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 20, 2024 for shares held directly and by 11:59 p.m. Eastern Time on May 16, 2024 for shares held in the 401K Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V41571-Z87381

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

THE DAVEY TREE EXPERT COMPANY

The Board of Directors recommends that you vote FOR each of the nominees listed in Proposal 1 and FOR Proposals 2 and 3.

1. To elect the two nominees named below as Directors, to serve until the Company's 2027 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified.

Nominees:	**For**	**Withhold**
1a. Catherine M. Kilbane	☐	☐
1b. Joseph R. Paul	☐	☐

NOTE: The proxies are authorized to vote in their discretion upon any other matter that may properly come before the meeting or any adjournment or postponement thereof.

	Yes	**No**
Please indicate if you plan to attend this meeting in person.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] | Date | Signature (Joint Owners) | Date

V41572-Z87381

THE DAVEY TREE EXPERT COMPANY
Annual Meeting of Shareholders
May 21, 2024 5:00 PM EDT
This proxy is solicited by the Board of Directors

At the hybrid Annual Meeting of Shareholders to be held both in person, at the Company's corporate headquarters at 1500 North Mantua Street, Kent, Ohio 44240, and online, at www.virtualshareholdermeeting.com/DVTX2024 on May 21, 2024, Christopher J. Bast, Joseph E. Day, Larry R. Evans, James C. Houston, Gregory M. Ina, Dan A. Joy, Brent R. Repenning and Thea R. Sears, and each of them, with the power to act without the other and with full power of substitution in each, are hereby authorized to represent me and to vote my shares of The Davey Tree Expert Company held as of the record date, March 15, 2024, with all of the power which I would have if present at the Annual Meeting of Shareholders and at any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. **If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.** If cumulative voting is in effect, shares represented by each properly executed proxy card will also be voted on a cumulative basis, with the votes distributed among the nominees in accordance with the judgment of the persons named in the proxy card.

For The Davey 401KSOP and ESOP (the "Plan") participants, this proxy card is solicited by Argent Trust Company (the "Trustee") as trustee of the Plan. To the Argent Trust Company, Trustee of The Davey 401KSOP and ESOP: As a participant, and a named fiduciary in the Plan, I hereby direct the Trustee to vote during the meeting or by proxy at the Annual Meeting of Shareholders to be held May 21, 2024, and at any adjournment or postponement thereof, as directed herein.

This proxy card, when properly executed and timely received, will be voted in the manner directed herein. If the Trustee does not receive this card by May 16, 2024, your shares will be voted, as provided in the Plan, proportionately in accordance with directions received from other participants in the Plan. If you wish to vote the "nondirected" shares differently from the shares allocated to your account, you may do so by requesting a separate proxy card from the Trustee at Argent Trust Company, Attn: Matt Dawson, 1100 Abernathy Road, 500 Northpark, Suite 550, Atlanta, GA 30328.

Continued and to be signed on reverse side

Your vote is important.
Annual Meeting
Tuesday, May 21, 2024
5:00 p.m., Eastern Daylight Time
Attend in person at The Davey Tree Expert Company
Corporate Headquarters, Davey Tree Institute Building
1500 North Mantua Street, Kent, Ohio 44240

Or attend online at
www.virtualshareholdermeeting.com/DVTX2024